ASSET PURCHASE AGREEMENT

                                      AMONG

                           ALLENBACH INDUSTRIES, INC.,

                          A.I. ACQUISITION CORPORATION,

                               KATHLEEN ALLENBACH

                                       AND

                               PHILLIP H. KESSLER


                           Dated as of August 1, 1996





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                                                 TABLE OF CONTENTS
                                                                                                          PAGE
                                                                                                          ----
ARTICLE I.....................................................................................................1

DEFINITIONS...................................................................................................1
  1.01.  Definitions..........................................................................................1

ARTICLE II....................................................................................................5

PURCHASE AND SALE.............................................................................................5
  2.01.  Purchase and Sale....................................................................................5
  2.02.  Closing..............................................................................................5
  2.03.  Transfer Taxes.......................................................................................6
  2.04.  Books and Records....................................................................................6

ARTICLE III...................................................................................................6

REPRESENTATIONS AND WARRANTIES OF THE SELLER..................................................................6
  3.01.  Corporate Existence and Power........................................................................6
  3.02.  Corporate Authorization..............................................................................7
  3.03.  Governmental Authorization; Consents.................................................................7
  3.04.  Non-Contravention....................................................................................7
  3.05.  Subsidiaries.........................................................................................7
  3.06.  Financial Statements.................................................................................7
  3.07.  Absence of Certain Changes...........................................................................8
  3.08.  Property and Equipment..............................................................................10
  3.09.  No Undisclosed Material Liabilities.................................................................10
  3.10.  Litigation..........................................................................................10
  3.11.  Material Contracts..................................................................................11
  3.12.  Insurance Coverage..................................................................................12
  3.13.  Compliance with Laws; No Defaults...................................................................12
  3.14.  Finders, Fees.......................................................................................13
  3.15.  Intellectual Property...............................................................................13
  3.16.  Inventories.........................................................................................15
  3.17.  Receivables.........................................................................................16
  3.18.  Taxes...............................................................................................16
  3.19.  Employees...........................................................................................17
  3.20.  Products............................................................................................17
  3.21.  Environmental Compliance............................................................................17
  3.22.  Customers and Suppliers.............................................................................19
  3.23.  Transactions with Affiliates........................................................................19
  3.24.  Other Information...................................................................................20
  3.25.  Intercompany Arrangements...........................................................................20
  3.26.  Representations.....................................................................................20







ARTICLE IV...................................................................................................20

REPRESENTATIONS AND WARRANTIES OF BUYER......................................................................20
  4.01.  Organization and Existence..........................................................................20
  4.02.  Corporate Authorization.............................................................................20
  4.03.  Governmental Authorization..........................................................................20
  4.04.  Non-Contravention...................................................................................21
  4.05.  Finders' Fees.......................................................................................21
  4.06.  Litigation..........................................................................................21

ARTICLE V....................................................................................................21

COVENANTS OF THE SELLER......................................................................................21
  5.01.  Conduct of the Seller...............................................................................21
  5.02.  Access to Information...............................................................................22
  5.03.  Notices of Certain Events...........................................................................22
  5.04.  Confidentiality.....................................................................................22
  5.05.  Continuing Disclosure...............................................................................23
  5.06.  Non-Competition.....................................................................................23

ARTICLE VI...................................................................................................25

COVENANTS OF BUYER...........................................................................................25
  6.01.  Confidentiality.....................................................................................25
  6.02.  Resale Registration Statement.......................................................................25

ARTICLE VII..................................................................................................26

COVENANTS OF ALL PARTIES.....................................................................................26
  7.01.  Best Efforts........................................................................................26
  7.02.  Certain Filings.....................................................................................26
  7.03.  Public Announcements................................................................................26

ARTICLE VIII.................................................................................................26

EMPLOYEE BENEFITS
  8.01.  Employee Benefits Definitions.......................................................................26
  8.02.  ERISA Representations...............................................................................27
  8.03.  No Third Party Beneficiaries........................................................................28

ARTICLE IX...................................................................................................29

CONDITIONS TO CLOSING........................................................................................29
  9.01.  Conditions to the Obligations of Each Party.........................................................29
  9.02.  Conditions to Obligation of Buyer...................................................................29
  9.03.  Conditions to Obligation of Sellers.................................................................30







ARTICLE X....................................................................................................32

SURVIVAL; INDEMNIFICATION....................................................................................32
 10.01.  Survival............................................................................................32
 10.02.  Indemnification.....................................................................................32
 10.03.  Procedures; No Waiver...............................................................................32
 10.04.  Set-off.............................................................................................33

ARTICLE XI...................................................................................................33

TERMINATION..................................................................................................33
 11.01.  Grounds for Termination.............................................................................33
 11.02.  Effect of Termination...............................................................................34
 11.03.  Break-Up Fee; Security..............................................................................34

ARTICLE XII..................................................................................................34

MISCELLANEOUS................................................................................................34
 12.01.  Notices.............................................................................................34
 12.02.  Amendments; No Waivers..............................................................................35
 12.03.  Expenses............................................................................................36
 12.04.  Successors and Assigns..............................................................................36
 12.05.  Further Assurances..................................................................................36
 12.06.  Governing Law.......................................................................................36
 12.07.  Counterparts; Effectiveness.........................................................................36
 12.08.  Entire Agreement....................................................................................36
 12.09.  Captions............................................................................................36
 12.10.  Jurisdictions.......................................................................................37

Schedules

Schedule 1.01     Assets
Schedule 3.03     Required Consents
Schedule 3.06     Financial Statements
Schedule 3.07     Certain Changes
Schedule 3.09     Liabilities
Schedule 3.10     Litigation
Schedule 3.11     Material Contracts
Schedule 3.13     Permits
Schedule 3.15     Intellectual Property
Schedule 3.19     Employees
Schedule 3.21     Environmental Liabilities
Schedule 8.02     Employee Plans
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Exhibits

Exhibit A                  Registration Rights Agreement
Exhibit B                  Employment Agreement between Omni and the Employee
Exhibit C                  Assumption Agreement
Exhibit D                  Bill of Sale






                            ASSET PURCHASE AGREEMENT


         THIS ASSET PURCHASE AGREEMENT is dated as of August 1, 1996, among ALLENBACH INDUSTRIES, INC., a California corporation (herein, the "Seller"), A.I. ACQUISITION CORPORATION, a California corporation (herein, the "Buyer"), KATHLEEN ALLENBACH of Olivenhain, California (herein, "Allenbach") and PHILLIP
H. KESSLER of Olivenhain, California (herein, the "Employee").

                              W I T N E S S E T H :

         WHEREAS, Buyer desires to purchase from Seller all of the assets owned by Seller or used in the conduct of its business in accordance with and subject to the terms, conditions and provisions set forth hereinbelow;

         WHEREAS, Seller is willing to sell to Buyer all of its assets, in accordance with and subject to the terms, conditions and provisions set forth hereinbelow;

         NOW, THEREFORE, in consideration of the foregoing and the various agreements, transfers, representations, warranties and other undertakings of the parties set forth herein below, it is hereby agreed as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.01. DEFINITIONS. (a) The following terms, as used herein, have the following meanings:

                           "Affiliate"  means,  with respect to any Person,  any
Person directly or indirectly controlling, controlled by, or under common control with such Person.

                           "Allenbach"  means Kathleen  Allenbach of Olivenhain,
California, the Chief Executive Officer of Seller.

                           "Ancillary  Agreements" means the Registration Rights
Agreement attached hereto as Exhibit A, the Employment Agreement attached hereto as Exhibit B, the Assumption Agreement attached hereto as Exhibit C, and the Bill of Sale attached hereto as Exhibit D.

                           "Assets" means any and all assets owned (specifically
excluding the two- bedroom, time share unit owned by Seller with respect to property in Carlsbad, California) or used by Seller or with respect to which Seller has the right to use in connection with the conduct of its business, including, without thereby limiting the generality of the foregoing, the following:

                  (1)      any and all items of  equipment  listed  in  Schedule
                           1.01 annexed hereto;







                  (2) any and all items of inventory and work-in-process listed on Schedule 1.01 annexed hereto;

                  (3)      any and all items of  furniture  listed  on  Schedule
                           1.01 annexed hereto;

                  (4) any and all fixtures and leasehold improvements listed on Schedule 1.01 annexed hereto;

                  (5) any and all accounts receivable existing as of the Closing Date;

                  (6) any and all cash, cash equivalents, deposits and other negotiable assets of the Seller existing as of the Closing Date;

                  (7) any and all general intangibles of the Seller, including any and all Intellectual Property Rights, including those listed on Schedule 1.01 annexed hereto;

                  (8) all items of leased equipment, including those shown on those shown on Schedule 1.01 annexed hereto;

                  (9)      all  customers  of Seller,  including  those shown on
                           Schedule 1.01 annexed hereto;

                  (10) the lease for its premises at 590 Brennan Street in San Jose, California and at 8711-8729 Lyndale Avenue South, in Bloomington, Minnesota (herein, collectively, the "Premises"), a copy of which is annexed hereto as Schedule 1.01;

                  (11) any and all subleases of the Premises, including the subleases listed on Schedule 1.01 annexed hereto;

                  (12)     any and all good will of Seller;

                  (13)     any  and  all  telephone   numbers  for  the  Seller,
                           including the numbers listed on Schedule 1.01 annexed hereto;

                  (14) all pending purchase orders for customers, including those purchase orders listed on Schedule 1.01 annexed hereto;

                  (15) the exclusive right to negotiate with and continue to seek to employ all current employees of the Seller, subject to their right to refuse such employment; and

                  (16) any and all motor vehicles of Seller, including those listed on Schedule 1.01 annexed hereto.

                           "Assumption Agreement" means the Assumption Agreement
in the form set forth in Exhibit C.

                           "Balance Sheet" means the balance sheet of the Seller
as of July 31, 1996 referred to in Section 3.06.

                           "Balance Sheet Date" means July 31, 1996.

                           "Buyer"  means A.I.  Acquisition  Corporation  or its
nominee.

                           "Buyer's  Counsel"  means  the law  firm  of  Arter &
Hadden.

                           "Closing Date" means the date of the Closing.

                           "Employee"  means  Phillip H. Kessler of  Olivenhain,
California, the President of Seller.

                           "Employment Agreement" means the Employment Agreement
in the form set forth in Exhibit B.

                           "Intellectual  Property  Right" means any  trademark,
trade name, trade dress, service mark, service name, logo, and corporate name, registration thereof or application for registration therefor; invention, patent, patent application, patent disclosure and any related continuation, continuation-in-part, divisional, reissue, re-examination, utility, model, certificate of invention and design patent, patent application, registration and application for registration, specifically excluding, however, any and all rights to the trade name "Moby Disks" and all trade marks incorporating said name; mask work and registration and application for registration thereof; computer software, data and documentation; trade secret, know-how, and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information; copyright, copyright registration, application for copyright registration; or any other similar type of proprietary intellectual property right, (including without limitation associated goodwill and remedies against infringements thereof and rights of protection of an interest therein under the laws of all jurisdictions) in each case which is owned or licensed by Seller or any Affiliate of Seller and used or held for use by the Seller.

                           "Lien"  means,   with  respect  to  any  asset,   any
mortgage, lien, pledge, charge, security interest, restriction or encumbrance of any kind in respect of such asset.

                           "Material  Adverse  Change" means a material  adverse
change in the business, assets, condition (financial or otherwise), results of operations or prospects of the Seller.

                           "Material  Adverse  Effect" means a material  adverse
effect on the business, assets, condition (financial or otherwise), results of operations or prospects of the Seller.

                           "1934 Act" means the  Security  Exchange Act of 1934,
as amended, and the rules and regulations promulgated thereunder.

                           "Person"    means   an    individual,    corporation,
partnership, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                           "Registration    Rights    Agreement"    means    the
Registration Rights Agreement in the form set forth in Exhibit A.

                           "Seller"   means   Allenbach   Industries,   Inc.,  a
California corporation.

                           "Subsidiary"  means any entity of which securities or
other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Seller.

                           (b) Each of the  following  terms is  defined  in the
Section set forth opposite such term:

                                   Term                           Section
                                   ----                           -------

                           Assumed Liabilities                     2.01
                           Benefit Arrangement                     8.01
                           Business                                5.06(a)(i)
                           Buyer Group                            10.02(a)
                           CERCLA                                  3.21
                           Claims                                 10.02
                           Closing                                 1.01
                           Code                                    3.18
                           Damages                                10.02
                           Employee Plans                          8.01
                           Environmental Laws                      3.21
                           Environmental Liabilities               3.21
                           ERISA                                   8.01
                           ERISA Affiliate                         8.01
                           Financial Statements                    3.06
                           Finova                                  3.04

                           Fuji                                    3.11(a)(viii)
                           Hazardous Substance                     3.21
                           Indemnified Party                      10.03
                           Indemnifying Party                     10.03
                           Multiemployer Plan                      8.01
                           Omni                                    5.06(c)
                           Permit                                  3.13
                           Premises                                1.01(a)
                           Regulated Activity                      3.21
                           Release                                 3.21
                           Return                                  3.18
                           Returns                                 3.18
                           Shares                                  5.06(c)
                           Tax                                     3.18
                           Taxes                                   3.18

                                   ARTICLE II

                                PURCHASE AND SALE

         2.01. PURCHASE AND SALE. Upon the terms and subject to the conditions of this Agreement, Seller shall sell to Buyer, and Buyer shall purchase from Seller, at the Closing, the Assets. The aggregate purchase price for the Assets shall be the assumption by Buyer of the liabilities and obligations of the Seller as follows (herein, the "Assumed Liabilities"):

                           (a)  Liabilities  disclosed  or  provided  for in the
Balance Sheet;

                           (b)  Liabilities  incurred in the ordinary  course of
business consistent with past practices since the Balance Sheet Date, which, in the aggregate, are not material to the Seller;

                           (c)  The  liabilities  disclosed  in  Schedules  3.09
(except for any liabilities and obligations to Ronald Clammer or OEM Capital) and 3.10 hereof; and

                           (d) The contracts,  plans,  leases,  arrangements and
commitments disclosed in Schedules 1.01, 3.11 and 3.15. Except for the Assumed Liabilities, it is expressly understood and agreed that Buyer is not assuming, and Seller is indemnifying and holding Buyer harmless of and from any and all Claims, Damages and Losses which are not expressly agreed to herein as constituting Assumed Liabilities.

         2.02. CLOSING. The closing (the "Closing") of the purchase and sale of the Assets hereunder shall take place at the offices of Buyer's Counsel in Boston, Massachusetts as soon as possible after satisfaction of the conditions set forth in Article IX, but in no event later than

11:59 p.m., Boston time, on September 28, 1996, or at such other time or place as Buyer and Seller may agree. At the Closing,

                           (a) Buyer  shall  deliver  to Seller  the  Assumption
Agreement in the form and substance of Exhibit C, hereto.

                           (b) Seller shall  deliver to Buyer a Bill of Sale for
the Assets in the form and substance of Exhibit D annexed hereto together with such Certificates of Title or other evidences of title or other documents of transfer requested by Buyer, all duly executed and acknowledged by Seller, as requested by Buyer. In addition, full possession to the Assets shall be delivered to Buyer, together with all keys, security cards and other items and information, including operating manuals, plans, and the like, held, owned or controlled by Seller and used or useful in connection with the ownership and operation of Seller's business.

                           (c)  The  Seller  shall   deliver  to  Buyer  revised
schedules to this Agreement updating the information shown thereon to the Closing Date.

         2.03. TRANSFER TAXES. Buyer shall pay any and all sales, documentary, use, filing, transfer and other taxes payable as a result of the transfer of the Assets to the Buyer (including any such state taxes that may be imposed on the Seller by reason of a deemed transfer of Assets).

         2.04. BOOKS AND RECORDS. On the Closing Date, Seller shall deliver to Buyer, or its representatives, the original copies of all books of account, leases, other agreements, securities, customer lists, files and other documents, instruments and papers of any kind or nature belonging to or relating to the Seller or its business.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         The Seller and the Employee, jointly and severally, hereby represent and warrant to Buyer as of the date hereof and as of the Closing Date that:

         3.01. CORPORATE EXISTENCE AND POWER. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The Seller is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities make such qualification necessary, except for those jurisdictions where failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

         3.02. CORPORATE AUTHORIZATION. The execution and delivery by the Seller of this Agreement and, the performance of its obligations hereunder and the consummation by the Seller of the transactions contemplated hereby are within the Seller corporate powers and have been duly authorized by all necessary corporate action on the part of the Seller. This Agreement constitutes a valid and binding agreement of the Seller.

         3.03.    GOVERNMENTAL AUTHORIZATION; CONSENTS.

                           (a) The  execution and delivery by the Seller of this
Agreement and the performance by it of its obligations hereunder require no action by or in respect of, or filing with, any governmental body, agency, official or authority.

                           (b) Except as set forth on Schedule 3.03, no consent,
approval, waiver or other action by any Person under any contract, agreement, indenture, lease, instrument or other document to which the Seller is a party or by which it is bound is required or necessary for the execution and delivery of this Agreement by the Seller, the performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

         3.04. NON-CONTRAVENTION. The execution and delivery by the Seller of this Agreement, the performance by it of its obligations hereunder, and the consummation of the transactions contemplated hereby do not and will not (i) contravene or conflict with the corporate charter or bylaws of the Seller, (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Seller; (iii) constitute a default under or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Seller or to a loss of any benefit to which the Seller is entitled under any provision of any agreement, contract or other instrument binding upon the Seller or any permit held by the Seller except for Seller's financing agreements with Finova Capital Corp. (herein, "Finova") or (iv) assuming the receipt of all required consents result in the creation or imposition of any Lien on any asset of the Seller.

         3.05. SUBSIDIARIES. The Seller does not have and never has had any Subsidiaries or any ownership or equity interest in or control of (direct or indirect) any other Person.

         3.06. FINANCIAL STATEMENTS. The Seller has previously furnished Buyer with a true and complete copy of (i) the balance sheets of the Seller as of December 31, 1994 and December 31, 1995 and the statements of operations, cash flows and changes in stockholders' equity of the Seller for the respective fiscal year then ended, as compiled by the accounting firm of McGiladrey Pullen and (ii) the balance sheet of the Seller as of July 31, 1996 and the statements of operations, cash flows and changes in stockholders' equity of the Seller for the interim period then ended (collectively, the "Financial Statements" which are attached hereto as Schedule 3.06). Each of the balance sheets included in the Financial Statements fairly presents in all material respects the consolidated financial position of the Seller as of its date, and the other statements included in the Financial Statements fairly present in all material respects the results of operations, cash flows and stockholders' equity, as the case may be, of the Seller for the periods therein set forth, in each case in accordance with generally accepted accounting principles consistently applied during the periods involved except as otherwise stated therein and, with respect to the interim financial statements, for the omission of footnote disclosures and, to the extent consistent with generally accepted accounting principles, for normally recurring year-end adjustments.

         3.07.  ABSENCE OF CERTAIN  CHANGES.  Since the Balance Sheet Date,  the
Seller and the Subsidiaries have conducted their businesses in the ordinary course consistent with past practices and, except as set forth on Schedule 3.07, there has not been:

                           (a)  any  Material   Adverse  Change  or  any  event,
occurrence,   development  or  state  of  circumstances  or  facts  which  could reasonably be expected to result in a Material Adverse Change;

                           (b) any declaration,  setting aside or payment of any
dividend or other distribution with respect to any Seller Securities or any repurchase, redemption or other acquisition by the Seller of any outstanding shares of capital stock or other securities of, or other ownership interests in, the Seller;

                           (c) any amendment of any outstanding  security of the
Seller;

                           (d) any  incurance,  assumption  or  guarantee by the
Seller of any indebtedness for borrowed money other than in the ordinary course of business and in amounts and on terms consistent with past practices;

                           (e) any creation or  assumption  by the Seller of any
Lien on any asset;

                           (f)  any  making  of any  loan,  advance  or  capital
contributions to or investment in any Person;

                           (g) any damage,  destruction  or other  casualty loss
(whether or not covered by insurance) affecting the business or assets of the Seller which, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect;

                           (h)  any  transaction  or  commitment  made,  or  any
contract or agreement entered into, by the Seller relating to its assets or business (including the acquisition or disposition of any assets) or any relinquishment by the Seller of any contract or other right, in either case, material to the Seller, other than transactions and commitments in the ordinary course of business consistent with past practices or those contemplated by this Agreement;

                           (i)  any  change  in  any  method  of  accounting  or
accounting practice by the Seller;

                           (j) any (i) grant of any severance or termination pay
to any director, officer or employee of the Seller, (ii) entering into of any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any director, officer or employee of the Seller, (iii) change in benefits payable under existing severance or termination pay policies or employment agreements or (iv) change in compensation, bonus or other benefits payable to directors, officers or employees of the Seller;

                           (k) any change in the  business or  operations  or in
the manner of conducting the business or operations of the Seller other than changes in ordinary course of business;

                           (l)  any  mortgage,   pledge  or  subjection  of  any
properties or assets to any claim, Lien or liability, except claims, Liens or liabilities for taxes not yet due;

                           (m) any write-down of the value of any inventory,  or
write-off of any notes or accounts receivable or any portion thereof as uncollectible, other than valuation reserves established for inventory and receivables;

                           (n) any cancellation or release of any other debts or
claims, or waivers of any rights;

                           (o) any sale,  transfer or conveyance of any property
or assets, except in the ordinary course of business consistent with past practice;

                           (p) any disposition of, or lapse, or other failure to
preserve the exclusive rights of the Seller to any Intellectual Property Right;

                           (q) any payments,  loans or advances of any amount to
or in respect of, or sale, transfer or lease of any properties or assets to, or entrance into any agreement, arrangement or transaction with, any of the stockholders, officers or director of the Seller, any Affiliate or associate of any stockholder of Seller, the Seller or any officer or director of the Seller, or any business or entity in which any stockholder of Seller or the Seller, or any Affiliate or associate of any such person, has any direct or material indirect interest, except for compensation to the officers and employees of the Seller;

                           (r) any  lease of real or  personal  property  or any
capital   expenditures  other  than  in  the  ordinary  course  of  business  or commitments for additions to property, plant, equipment or capital assets; or

                           (s) any  agreement,  whether in writing or otherwise,
to take any action described in this Section 3.07.

         3.08.    PROPERTY AND EQUIPMENT.

                           (a) The Seller has good and  marketable  title to, or
in the case of leased property have valid leasehold interests in, all Assets. None of such properties or assets is subject to any Liens, except:

                           (i) Liens disclosed on the Balance Sheet;

                           (ii) Liens for taxes not yet due or being contested in good faith (and for which adequate accruals or reserves have been established on the Balance Sheet); or

                           (iii) Liens which do not materially  detract from the
                  value of such property or assets as now used, or materially interfere with any present or intended use of such property or assets.

                           (b) There are no  developments  affecting any of such
properties or assets pending or, to the knowledge of Seller threatened, which might materially detract from the value of such property assets, materially interfere with any present or intended use of any such property or assets or materially adversely affect the marketability of such properties or assets.

                           (c) To the best of Seller's knowledge,  the equipment
owned by the Seller has no material defects, is in good operating condition and repair (ordinary wear and tear excepted), and is substantially adequate for the uses to which it is being put.

                           (d) The  assets  owned or  leased by the  Seller,  or
which it otherwise has the right to use, constitute all of the assets held for use or used in connection with the business of the Seller and are generally adequate to conduct such business as currently conducted.

         3.09.  NO  UNDISCLOSED  MATERIAL  LIABILITIES.  Except  as set forth in
Schedule 3.09, there are no liabilities of the Seller of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than:

                           (i) liabilities disclosed or provided for in the Balance Sheet; and

                           (ii) liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date, which in the aggregate are not material to the Seller.

         3.10. LITIGATION. Except as disclosed on Schedule 3.10 hereof there is no action, suit, investigation or proceeding (or any basis therefor) pending against, or to the knowledge of Seller threatened against or affecting, the Seller or any of its properties or the transactions contemplated hereby before any court or arbitrator or any governmental body, agency, official or authority.

         3.11.    MATERIAL CONTRACTS.

                           (a) Except for agreements,  contracts, plans, leases,
arrangements  or commitments  disclosed in other  Schedules to this Agreement or
Schedule 3.11, the Seller is not a party to or subject to:

                           (i) any lease providing for annual rentals of $25,000
                  or more;

                           (ii) any  contract  for the  purchase  of  materials,
                  supplies, goods, services, equipment or other assets providing for annual payments by the Seller of $25,000 or more;

                           (iii) any partnership, joint venture or other similar
                  arrangement or agreement or any license agreement under which the Seller is the licensee, or any agency, distributor, dealer, franchise, sales representative or other similar contract or commitment;

                           (iv) except for trade indebtedness incurred in the ordinary course of business, any loan or credit agreements or any instrument evidencing or related in any way to indebtedness incurred in the acquisition of any asset, business, company or other entity or indebtedness for borrowed money by way of direct loan, sale of debt securities, purchase money obligation, conditional sale, guarantee, or otherwise, or agreement relating to the mortgaging, pledging or otherwise placing a lien on any assets of the Seller or any guaranty of indebtedness or performance of others by the Seller;

                           (v) any  contract or other  document  that limits the
                  freedom of the Seller to compete in any line of business or with any Person or in any area or which would so limit the freedom of the Seller after the Closing Date;

                           (vi) any guarantees;

                           (vii) any contract for personal services or employment (including without limitation contracts with directors, officers, employees, agents, consultants, advisors, salesmen, sales representatives, distributors or dealers);

                           (viii) any agreement or arrangement providing for the
                  sale of any of the assets, properties or rights of the Seller (other than in the ordinary course of business) or for the grant of a preferential right to purchase any of the Seller's assets (other than the preferential right held by Fuji Photo Film U.S.A., Inc.

                  (herein, "Fuji"), properties or rights or which required the consent of any third party to the transfer and assignment of any of its assets, properties or rights; and

                           (ix) any other agreements, contracts, leases, licenses or commitments to which the Seller is a party (or under which the Seller may be obligated or which the Seller or any of its rights, properties or assets may be subject or bound) and which is material to the financial condition, results of operations, business, property or prospects of the Seller or is not made in the ordinary course of business that is material to the Seller.

                           (v) any contract relating to indebtedness for borrowed money or the deferred purchase price of property (whether incurred, assumed, guaranteed or secured by any asset), except contracts relating to indebtedness incurred in the ordinary course of business in an amount not exceeding $10,000.

                           (b)   Each   agreement,    contract,   plan,   lease,
arrangement and commitment disclosed in any schedule to this Agreement or required to be disclosed pursuant to Section 3.11(a) is a valid and binding agreement of the Seller and is in full force and effect, and neither the Seller, nor, to the knowledge of the Seller, any other party thereto is in default in any material respect under the terms of any such agreement, contract, plan, lease, arrangement or commitment.

         3.12. INSURANCE COVERAGE. The Seller has furnished to Buyer a list of, and true and complete copies of, all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Seller. There is no claim by the Seller pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds. All premiums payable under all such policies and bonds have been paid and the Seller is otherwise in full compliance with the terms and conditions of all such policies and bonds. Such policies of insurance and bonds (or other policies and bonds providing substantially similar insurance coverage) have been in effect since January 1, 1994 and remain in full force and effect. Such policies of insurance and bonds are of the type and in amounts customarily carried by Persons conducting businesses similar to those of the Seller. Seller does not know of any threatened termination of, or premium increase with respect to, any of such policies or bonds.

         3.13.    COMPLIANCE WITH LAWS; NO DEFAULTS.

                           (a) The Seller is not in  violation  of, or has since
January 1, 1994 violated, any applicable provisions of any laws, statutes, ordinances or regulations except for violations that have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

                           (b) Schedule 3.13  correctly  describes  each license
and permit (a "Permit") material to the business of the Seller, together with the name of the governmental agency or entity issuing such license or permit. Such licenses and permits are valid and in full force and effect and none of such licenses or permits will be terminated or impaired or become terminable as a result of the transactions contemplated hereby, except as indicated on Schedule 3.13.

                           (c)  The  Seller  is not  in  default  under,  and no
condition exists that with notice or lapse of time or both would constitute a default under, (i) any mortgage, loan agreement, indenture or evidence of indebtedness for borrowed money to which the Seller is a party or by which the Seller or any material amount of its assets is bound or (ii) any judgment, order or injunction of any court, arbitrator or governmental body, agency, official or authority which defaults or potential defaults individually or in the aggregate would reasonably be expected to have a Material Adverse Effect.

         3.14. FINDERS, FEES. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Seller who might be entitled to any fee or commission from Buyer, the Seller or any of their respective Affiliates upon consummation of the transactions contemplated by this Agreement, except for Ronald Klammer of OEM Capital whose fees are not to be paid or assumed by Buyer and which fees to the extent valid shall be paid solely by the Seller and from proceeds (net of selling costs, taxes and fees paid to defend against any claim of Ronald Klammer or OEM Capital) of the sale of the 1571 shares of Activision Corp. owned by Seller as of this date.

         3.15.    INTELLECTUAL PROPERTY.

                           (a) Schedule 3.15 includes a list of all Intellectual
Property Rights specifying as to each, as applicable: (i) the nature of such Intellectual Property Right; (ii) the owner of such Intellectual Property Right;
(iii) the jurisdictions by or in which such Intellectual Property Right is recognized without regard to registration or has been issued or registered or in which an application for such issuance or registration has been filed, including the respective registration or application numbers; and (iv) licenses, sublicenses and other agreements as to which the Seller or any of its Affiliates is a party and pursuant to which any Person is authorized to use such Intellectual Property Right, including the identity of all parties thereto, a description of the nature and subject matter thereof, the applicable royalty and the term thereof.

                           (b) Except as set forth on  Schedule  3.15,  all such
Intellectual Property Rights have been duly registered and filed with or issued by each appropriate governmental authority in the jurisdictions indicated on
Schedule 3.15, all necessary affidavits or other documents evidencing continuing use have been filed and all necessary maintenance fees have been paid to continue all such Intellectual Property Rights in effect.

                           (c) Except for licenses to use the Seller's  products
granted by the Seller in the ordinary course of its business to third parties, the Seller owns or has the exclusive right to use, sell, license or dispose of, and has the exclusive right to bring actions for the infringement of, all Intellectual Property Rights necessary or required for the conduct of its business as presently conducted.

                           (d) The  Seller  has  licensed  each of its  products
solely pursuant to executed license agreements substantially in the form attached to Schedule 3.15.

                           (e)  The   Seller  has  no   continuing   support  or
maintenance obligations with regard to any of its products, except as disclosed on Schedule 3.15.

                           (f) The execution and delivery of this Agreement, the
performance by Seller of its obligations hereunder and the consummation of the other transactions contemplated hereby will not breach, violate or conflict with any instrument or agreement governing any Intellectual Property Right, will not cause the forfeiture or termination or give rise to a right of forfeiture or termination of any Intellectual Property Right or in any way impair the right of the Seller to sue, sell, license or dispose of, or to bring any action for other infringement of, any Intellectual Property Right or portion thereof.

                           (g) Except as disclosed on Schedule  3.15,  there are
no royalties, honoraria, fees or other payments payable by the Seller to any Person by reason of the ownership, use, license, sale or disposition of the Intellectual Property Rights.

                           (h) The  Seller's  manufacture,  marketing,  license,
sale or use of any product presently licensed or sold by the Seller or proposed to be licensed or sold by the Seller will not violate any license or agreement with any third party or infringe any Intellectual Property Right or any other party.

                           (i) There is no pending or, to the  knowledge  of the
Seller, threatened claim or litigation against the Seller, contesting the validity, ownership or right to use, sell, license or dispose of any Intellectual Property Right nor, to the knowledge of the Seller, is there any basis for any such claims, nor has the Seller received any notice asserting that the proposed use, sale, license or disposition of any of the Seller's products conflicts or will conflict with the rights of any other party, nor is there, to the knowledge of the Seller, any basis for any such assertion.

                           (j)  The  Seller  has  not  during  the  three  years
preceding the date of this Agreement been sued or charged in writing with or been a defendant in any claim, suit, action or proceeding relating to its business that has not been finally terminated prior to the date hereof and that involves a claim of infringement of any patents, trademarks, service marks or copyrights. No Intellectual Property Right is subject to any outstanding order, judgment, decree, stipulation or agreement restricting the use thereof by the Seller or restricting the licensing thereof by the Seller to any Person. The Seller has not entered into any agreement to indemnify any other Person against any charge of infringement of any patent, trademark, service mark or copyright.

                           (k) The Seller  has no  knowledge  of any  continuing
infringement by any other Person of any Intellectual Property Rights of the Seller.

                           (l) None of the  Intellectual  Property Rights of the
Seller, the value of which to the Seller is contingent upon maintenance of the confidentiality thereof, has been disclosed by the Seller, any employee of the Seller or any Seller to any Person other than employees, representatives and agents of the Seller who are parties to confidentiality agreements with the Seller.

                           (m) To the  knowledge  of the Seller,  no third party
has asserted any claim, or has any reasonable basis to assert any valid claim, against the Seller with respect to (i) the continued employment by, or association with, the Seller of any of the present officers, employees of or consultants to the Seller or (ii) the use by the Seller or any of such Persons in connection with their activities for or on behalf of the Seller of any information which the Seller or any of such Persons would be prohibited from using under any prior agreements or arrangements or any laws applicable to unfair competition, trade secrets or proprietary information.

                           (n) The  Seller  has  taken all  steps  necessary  to
safeguard  and  maintain its  proprietary  rights in all  Intellectual  Property
Rights.

                           (o)  None  of  the  former  or   present   employees,
officers, directors, consultants or contractors of the Seller holds any right, title or interest, directly or indirectly, in whole or in part, in or to any of the Intellectual Property Rights which the Seller is currently using or the use of which is necessary for the business of the Seller as presently conducted or as proposed to be conducted. To the knowledge of the Seller, no employee of the Seller is in violation of any term of any employment contract, patent disclosure agreement or any other contract or agreement relating to the relationship of any such employee with the Seller or any other party because of the nature of the business conducted or to be conducted by the Seller. No person has any so-called "moral rights," including any right to identification of authorship, rights of approval of modifications or limitations on subsequent modifications, in or to any of the Intellectual Property Rights owned by the Seller. Nothing prohibits the Seller from (i) modifying, changing, altering, adapting, revising, translating, adding to or subtracting from any of the Intellectual Property Rights owned by the Seller, (ii) doing any of the foregoing without obligation to name the author of any of the Intellectual Property Rights owned by the Seller or to give credit to any person in connection therewith or (iii) leasing, licensing, distributing or marketing any of the Intellectual Property Rights owned by the Seller without the consent of any person.

         3.16. INVENTORIES. The inventories (including work-in-process and finished good inventories) set forth in the Balance Sheet were properly stated therein at the lesser of cost or fair market value determined in accordance with generally accepted accounting principles consistently applied by the Seller, except as disclosed in Schedule 3.07. Since the Balance Sheet Date, the inventories of the Seller have been maintained in the ordinary course of business. All such inventory is owned free and clear of all Liens. All of the inventory recorded on the Balance Sheet consists of, and all inventory on the Closing Date will consist of, items of a quality usable or salable in the ordinary course of business consistent with past practices and are and will be in quantities sufficient for the normal operation of the business of the Seller in accordance with past practice.

         3.17. RECEIVABLES. All accounts, notes receivable and other receivables (other than receivables collected since the Balance Sheet Date) reflected on the Balance Sheet are, and all accounts and notes receivable of the Seller at the Closing Date will be, valid, genuine and fully collectible within ninety (90) days in the aggregate amount thereof, subject to normal and customary trade discounts, less any reserves for doubtful accounts recorded on the Balance Sheet or Schedule 3.07. All accounts, notes receivable and other receivables of the Seller at the Balance Sheet Date have been included in the Balance Sheet.

         3.18.    TAXES.

                           (a)  The  term  "Taxes"  as  used  herein  means  all
federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs duties, or other Taxes, fees, assessments or other charges of any kind whatever, together with any interest and any penalties, additions to Tax or additional amounts with respect thereto, and the term "Tax" means any one of the foregoing taxes. The term "Returns" as used herein, means all returns, declarations, reports, statements and other documents required to be filed in respect of Taxes, and "Return" means any one of the foregoing Returns. The term "Code" means the Internal Revenue Code of 1986, as amended. All citations to the Code, or the Treasury regulations promulgated thereunder, shall include any amendments or any substitute or successor provisions thereto.

                           (b) The Seller has filed all  Returns  required to be
filed and has paid all Taxes owed (whether or not shown as due on such returns), including, without limitation, all Taxes which the Seller is obligated to withhold for amounts owing to employees, creditors and third parties. All Returns have been filed completely and correctly. All Taxes with respect to which the Seller has become obligated pursuant to elections made by it in accordance with generally accepted practice have been paid and adequate reserves have been established for all Taxes accrued but not yet payable. No issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns. No waivers of statutes of limitations with respect to any of the Returns have been given by or requested from the Seller. All deficiencies asserted or assessments made as a result of any examinations have been fully paid, or are fully reflected as a liability in the financial statements of the Seller, or are being contested and an adequate reserve therefor has been established and is fully reflected in the financial statements of the Seller. There are no liens for Taxes (other than for current taxes not yet due and payable) upon the assets of the Seller. All material elections with respect to Taxes affecting the Seller, as of the date hereof, are set forth in the financial statements of the Seller, or are annexed hereto in a disclosure schedule. The Seller is not a party to any agreement, contract, arrangement or plan that has resulted or would result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 28OG of the Code

(without regard to the exception in Sections 28OG(b)(4) and 28OG(b)(5) of the Code). The Seller has not agreed to make any adjustment under Section 48 1 (a) of the Code by reason of a change in accounting method or otherwise. The Seller does not have and has not had a permanent establishment in any foreign country, as defined in any applicable Tax treaty or convention between the United States of America and such foreign country.

                           (c)  Neither the Seller nor any Seller has ever filed
a consent pursuant to Section 341(f) of the Code, relating to collapsible corporations.

                           (d) Seller has timely  filed all Returns with respect
to Taxes required to be paid by them attributable to items of income, gain, deductions, losses and credits of the Seller, and have timely paid all such Taxes (whether or not shown on such Returns). There has not been any audit of any Return filed by a Seller with respect to, or which may relate to, items of income, gain, deduction, loss or credit of the Seller; and no such audit of any Seller is in progress and such Seller has not been notified by any Tax authority that any such audit is contemplated or pending.

         3.19.  EMPLOYEES.  Schedule 3.19 sets forth a true and complete list of
(a) the names, titles, annual salaries and other compensations of all employees of the Seller and (b) the wage rates for non-salaried employees of the Seller. None of such employees has indicated to the Seller or a Seller that he intends to resign or retire as a result of the transactions contemplated by this Agreement or otherwise, except as shown on said schedule.

         3.20. PRODUCTS. Each of the products and services developed, marketed, licensed, distributed, planned, sold or otherwise provided by the Seller (i) is, and at all times has been, in compliance in all material respects with all applicable federal, state, local and foreign laws and regulations and (ii) is, and at all relevant times has been, fit for the ordinary purposes for which it is intended and conforms in all material respects to any promises or affirmations of fact made on the packaging for such product or in connection with its provision or sale. There is no known design defect with respect to any of such products and each of such products contains adequate warnings, presented in a reasonably prominent manner, in accordance with applicable laws and current industry practice with respect to its contents and use. The Seller has no products placed with its customers under an understanding permitting their return to the Seller other than pursuant to a breach of warranty.

         3.21.    ENVIRONMENTAL COMPLIANCE.

                           (a) ENVIRONMENTAL  DEFINITIONS.  The following terms,
as used herein, have the following meanings:

                           "CERCLA"   means  the   Comprehensive   Environmental
Responses, Compensation and Liability Act of 1980, as amended.

                           "Environmental  Laws"  means  any  and  all  federal,
state, local and foreign statutes, laws (including common or case law), regulations, ordinances, rules, judgments, judicial decisions, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements, or governmental restrictions, whether now or hereinafter in effect, relating to human health, the environment or to emissions, discharges or releases of pollutants, contaminants, or Hazardous Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

                           "Environmental  Liabilities" means all liabilities of
the Seller and each Subsidiary, whether vested or unvested, contingent or fixed, actual or potential, known or unknown, which (i) arise under or relate to articles covered by Environmental Laws or arise in connection with or relate to any matter disclosed or required to be disclosed in Schedule 3.21 and (ii) arise from or relate in any way to actions occurring or conditions existing before the Closing Date.

                           "Hazardous  Substance"  means any  toxic,  caustic or
otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, regulated under Environmental Laws.

                           "Regulated  Activity" means any question,  treatment,
storage, recycling, transportation or disposal of any Hazardous Substance.

                           "Release"  has the  meaning  specified  in 42  U.S.C.
ss.9601.

                           (b)      Environmental Representations.

                           (i) No  notice,  notification,  demand,  request  for
information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending, or to the Seller's or a Seller's knowledge, threatened by any governmental or other entity with respect to any (A) alleged violation by the Seller or any Subsidiary of any Environmental Law or liability thereunder, (B) alleged failure by the Seller to have any permit, certificate, license, approval, registration or authorization required under my Environmental Law, (c) Regulated Activity or
(D) any general, treatment, storage, recycling, Release of Hazardous Substance.

                           (ii) (A) The Seller  has not  handled  any  Hazardous
Substance, other than as a generator, on any property now or previously owned or leased by it; (B) no polychlorinated biphenyls or urea formaldehyde is or has been present at any property now or previously owned or leased by the Seller;
(C) no asbestos is or has been present at any property now or previously owned or leased by the Seller; (D) there are not underground storage tanks for Hazardous Substances, active or abandoned, at any property now or previously owned or leased by the

Seller; (E) no Hazardous Substance has been Released at, or under any property now or previously owned or leased by the Seller and (F) no Hazardous Substance has been, Released or is present, in a reportable or threshold planning quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any property now or previously owned by the Seller.

                           (iii) To the best of Seller's  knowledge,  the Seller
has not transported or arranged for the transportation (directly or indirectly) of any Hazardous Substance to any location which is listed or proposed for listing under CERCLA, or on any similar state list or which is the subject of Federal, state or local enforcement actions or other investigations which may lead to claims against Buyer for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

                           (iv) No oral or written  notification of a Release of
a Hazardous Substance has been filed by or on behalf of the Seller and no property now or previously owned or leased by the Seller is listed or, to the Seller's or a Seller's knowledge, proposed for listing, on the National Priorities List promulgated pursuant to CERCLA or on any similar state list of sites requiring investigation or clean-up.

                           (v)  There are no  environmental  Liens on any of the
Seller's assets, and no governmental actions have been taken or are in process that could subject any of such assets to such Liens. The Seller would not be required to place any notice or restriction relating to the presence of Hazardous Substances at any property used in connection with the operation of its business in any deed to such property.

                           (vi) There have been no environmental investigations,
studies, audits, tests, reviews or other analyses conducted by or which are in the possession of the Seller in relation to any property or facility now or previously owned or leased by the Seller which have not been delivered to Buyer prior to the date hereof.

         3.22. CUSTOMERS AND SUPPLIERS. The Seller has not received notice from or is otherwise aware that any group of customers who are under common ownership or control and who accounted as a group for a material percentage of the aggregate products and services furnished by the Seller during the past 18 months has stopped or intends to stop purchasing the Seller's products or services, nor has the Seller lost any supplier, or group of suppliers, which accounted for a material percentage of the aggregate supplies purchased by the Seller during the past 18 months.

         3.23. TRANSACTIONS WITH AFFILIATES. There are no loans, leases, royalty agreements or other continuing transactions between the Seller and any Affiliate of any Seller, or any member of any Affiliate's family other than with respect to Fuji. To the knowledge of the Seller other than with respect to Fuji, none of the officers or directors of the Seller (a) has any material direct or indirect interest in any entity which does business with the Seller; (b) has any direct or indirect interest in any property, asset or right which is used by the Seller in the conduct of its business; or (c) has any contractual relationship with the Seller other than such relationships which occur from being an officer, director or stockholder of the Seller.

         3.24. OTHER INFORMATION. None of the documents or written information delivered to Buyer in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading. The financial projections relating to the Seller delivered to Buyer constitute the Seller's best estimate of the information purported to be shown therein, and Seller is not aware of any fact or information that would lead it to believe that such projections are incorrect or misleading in any material respect.

         3.25. INTERCOMPANY ARRANGEMENTS. The Seller does not own any note, bond, debenture or other indebtedness, or is otherwise a creditor, any of its Affiliates. Since the Balance Sheet Date there has not been any payment by the Seller or any of its Affiliates, charge by any of its Affiliates to the Seller or other transaction between the Seller and any of its Affiliates, except in any such case in the ordinary course of business of the Seller consistent with past practice.

         3.26. REPRESENTATIONS. The joint representations and warranties of the Seller contained in this Agreement, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct with only such exceptions as would not in the aggregate reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Buyer hereby represents and warrants to the Seller that:

         4.01. ORGANIZATION AND EXISTENCE. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

         4.02. CORPORATE AUTHORIZATION. The execution and delivery by Buyer of this Agreement, the performance by Buyer of its obligations hereunder and the consummation by Buyer of the transactions contemplated hereby are within the corporate powers of Buyer and have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement constitutes a valid and binding agreement of Buyer

         4.03. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by Buyer of this Agreement require no action by or in respect of, or filing with, any governmental body, agency, official or authority other than (i) compliance with any applicable requirements of the 1934 Act; and (ii) compliance with the requirements of the American Stock Exchange;

and (iii) compliance with applicable federal and state securities laws; all of which will have been satisfied by the closing.

         4.04. NON-CONTRAVENTION. The execution, delivery and performance by Buyer of this Agreement do not and will not (i) contravene or conflict with the corporate charter or bylaws of Buyer or (ii) assuming compliance with the matters referred to in Section 4.03, contravene or conflict with any provision of any law, regulation, judgment, injunction, order or decree binding upon Buyer.

         4.05. FINDERS' FEES. There is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer who might be entitled to any fee or commission from the Seller or any or any Affiliate thereof upon consummation of the transactions contemplated by this Agreement.

         4.06. LITIGATION. There is no action, suit, investigation or proceeding pending against, or to the knowledge of Buyer threatened against or affecting, Buyer before any court or arbitrator or any governmental body, agency or official which in any manner challenges or seeks to prevent, enjoin, alter or materially delay the transactions contemplated hereby.


                                    ARTICLE V

                             COVENANTS OF THE SELLER

The Seller, Allenbach and the Employee, jointly and severally, hereby covenant to and agree with Buyer as follows:

         5.01. CONDUCT OF THE SELLER. From the date hereof until the Closing Date, Seller shall cause to conduct its business in the ordinary course consistent with past practices and to use its best efforts to preserve intact its business organization and relationships with third parties and to keep available the services of its present officers and employees. Without limiting the generality of the foregoing, from the date hereof until the Closing Date, Seller will not permit the Seller to:

                           (a) adopt or  propose  any  change  in its  corporate
charts or bylaws;

                           (b) merge or  consolidate  with any  other  Person or
acquire a material amount of assets of any other Person;

                           (c) sell, lease,  license or otherwise dispose of any
material assets or property except (i) pursuant to existing contracts or commitments and (ii) in the ordinary course consistent with past practices;

                           (d)  effect  any  direct  or   indirect   redemption,
purchase or other acquisition of any of its stock, or declare, set aside or pay any dividend or make any other distribution of assets of any kind whatsoever with respect to any stock.

The Seller will not (i) take or agree or commit to take any action that would make any of its representations and warranties under this Agreement on the date of its execution and delivery inaccurate in any respect at, or as of any time prior to, the Closing Date or (ii) omit or agree or commit to omit to take any action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time.

         5.02. ACCESS TO INFORMATION. From the date hereof until the Closing Date, the Seller (a) will give Buyer, its counsel, financial advisors, financing sources, auditors and other authorized representatives full access to the offices, properties, books and records of the Seller, (b) will furnish, and will cause the Seller to furnish Buyer, its counsel, financial advisors, auditors and other authorized representatives such financial and operating data and other information relating to the Seller as such Persons may reasonably request and
(c) will instruct the employees, counsel and financial advisors of, the Seller to cooperate with Buyer in its investigation of the Seller; provided that no investigation pursuant to this Section shall affect any representation or warranty given by the Seller.

         5.03. NOTICES OF CERTAIN EVENTS. The Seller will promptly notify Buyer of:

                           (a) any notice or other communication from any Person
alleging that the consent of such Person is or may be required in connection with the transactions contemplated by this Agreement;

                           (b)  any  notice  or  other  communication  from  any
governmental   or  regulatory   agency  or  authority  in  connection  with  the
transactions contemplated by this Agreement; and

                           (c) any actions,  suits,  claims,  investigations  or
proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting Seller disclosed pursuant to Section 3.10 or that relate to the consummation of the transactions contemplated by this Agreement.

         5.04. CONFIDENTIALITY. Seller and its Affiliates will hold, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning Buyer furnished to Seller or its Affiliates in connection with the transactions contemplated by this Agreement, and (after the Closing Date) all confidential documents and information concerning the Seller, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by Seller, (ii) in the public domain through no fault of Seller or (iii) later lawfully acquired by Seller from sources other than the Seller or Buyer; provided that Seller may disclose such information to their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement so long as such persons are informed by Seller of the confidential nature of such information and are directed by Seller to treat such information confidentially. The obligation of Seller and its Affiliates to hold any such information in confidence shall be satisfied if they exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information. If this Agreement is terminated, Seller and its Affiliates will, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to Buyer, upon request, all documents and other materials, and all copies thereof, obtained by Seller or its Affiliates or on their behalf from Buyer in connection with this Agreement that are subject to such confidence.

         5.05. CONTINUING DISCLOSURE. The Seller shall have the continuing obligation promptly to advise Buyer with respect to any matter hereafter arising or discovered that, if existing or known at the date of this Agreement, would have been required to be set forth or described in a schedule to this Agreement, or that constitutes a breach or prospective breach of this Agreement by the Seller or a Seller. The delivery of any such notice shall not affect Buyer's remedies hereunder.

         5.06.    NONCOMPETITION.

                           (a) The  parties  hereto  acknowledge  and agree that
Allenbach is a key employee of the Seller who has chosen not to become an employee of Buyer or any of its Affiliates from and after the Closing. Therefore, in order to induce Buyer to enter into this Agreement and to perform its obligations hereunder, Allenbach agrees that for a period of three (3) full years from the Closing Date, neither she nor any of her Affiliates shall:

                           (i) engage, directly or indirectly, alone or as a partner, joint venturer, officer, director, employee, consultant, agent, independent contractor, unpaid volunteer or stockholder of any company or business, in any business activity which is or may be directly or indirectly in competition with any of the products or services developed, marketed, licensed, distributed, planned, sold or otherwise provided by the Seller (the "Business") as it exists on the Closing Date. The ownership by Allenbach of not more than one percent of the shares of stock of any corporation having a class of equity securities actively traded on a national securities exchange or on Nasdaq shall not be deemed, in and of itself, to violate the prohibitions of this paragraph.

                           (ii)  solicit,  divert  or  take  away,  directly  or
                  indirectly, whether alone or as a sole proprietor, partner, officer, director, consultant, employee, joint venturer, agent, representative, unpaid volunteer or independent contractor, whether for her own interest or for the interest of any other person or entity, customers or business of the Seller existing on the Closing Date or, directly or indirectly, whether for her own interest or for the interest of any other person or entity, solicit, receiver or accept the performance of services by, or discuss with any current or former employee of the Seller the employment of such Person by, any company, business organization or any other entity that develops, licenses, produces or manufactures any product or provides services that directly or indirectly compete with those developed, produced, licensed, manufactured or marketed by the Seller on the Closing Date.

                           (b) If any provision  contained in this Section shall
for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Section, but this Section shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. It is the intention of the parties that if any of the restrictions or covenants contained herein is held to cover a geographic area or to be for a length of time which is not permitted by applicable law, or in any way construed to be too broad or to any extent invalid, such provision shall not be construed to be null, void and of no effect, but to the extent such provision would be valid or enforceable under applicable law, a court of competent jurisdiction shall construe and interpret or reform this Section to provide for a covenant having the maximum enforceable geographic area, time period and other provisions (not greater than those contained herein) as shall be valid and enforceable under such applicable law. Seller, Allenbach and the Employee acknowledge that Buyer would be irreparably harmed by any breach of this Section and that there would be no adequate remedy at law or in damages to compensate Buyer for any such breach. They therefore agree that Buyer shall be entitled to injunctive relief requiring specific performance by Allenbach of this Section and Allenbach consents to the entry thereof.

                           (c) In order to induce  Allenbach  to enter  into the
Noncompetition obligations set forth in this Section, Buyer agrees to pay to Allenbach the sum of (i) at the Closing, One Hundred Fifty Thousand Dollars plus
(ii) on January 17, 1997, a number of shares (herein, the "Shares") of the common capital stock of Omni MultiMedia Group, Inc., a Delaware corporation (herein, "Omni"), the parent company of the Buyer, $0.01 par value per share, as is determined by dividing $150,000 by the average of the closing reported sale prices of Omni's common stock on the American Stock Exchange for each trading date of the period January 2, 1997 through January 10, 1997, both dates inclusive. The certificate for the Shares shall bear the following legend:

                  "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of except in accordance with the terms thereof and unless registered with the Securities and Exchange Commission of the United States and the securities regulatory authorities of certain states or unless an exception from such registration is available."

                           (d) Buyer has  previously  furnished  to  Allenbach a
copy of Omni's audited financial statement for fiscal 1996 and a copy of Omni's quarterly report on Form 10-QSB for the quarter ended June 29, 1996. Such Report neither contains any untrue statement of any material fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

                           (e) In connection  with the issuance of the Shares to
Allenbach, Allenbach and Omni shall have the rights and benefits of the Registration Rights Agreement in the form and substance of Exhibit A annexed hereto, which shall be executed and delivered by each of Allenbach and Omni at the Closing.

                                   ARTICLE VI

                               COVENANTS OF BUYER

         Buyer covenants to and agrees with Seller and Allenbach that:

         6.01. CONFIDENTIALITY. Prior to the Closing Date and after any termination of this Agreement, Buyer and its Affiliates will hold, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Seller furnished to Buyer or its Affiliates in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known on a nonconfidential basis by Buyer,
(ii) in the public domain through no fault of Buyer or (iii) later lawfully acquired by Buyer from sources other than the Seller; provided that Buyer may disclose such information to its officers, directors, employees, accountants, counsel, consultants, advisors and agents in connection with the transactions contemplated by this Agreement so long as such Persons are informed by Buyer of the confidential nature of such information and are directed by Buyer to treat such information confidentially. The obligation of Buyer and its Affiliates to hold any such information in confidence shall be satisfied if the exercise the same care with respect to such information as they would take to preserve the confidentiality of their own similar information. If this Agreement is terminated, Buyer and its Affiliates will, and will use their best efforts to cause their respective officers, directors, employees, accountants, counsel, consultants, advisors and agents to, destroy or deliver to Seller, upon request, all documents and other materials, and all copies thereof, obtained by Buyer or its Affiliates or on their behalf from a Seller or the Seller in connection with this Agreement that are subject to such confidence.

         6.02. RESALE REGISTRATION STATEMENT. Buyer agrees to use commercially reasonable efforts to cause a registration statement under the Securities Act on an appropriate form relating to the resale of the Shares to be filed pursuant to the Registration Rights Agreement and to have such registration statement declared effective, all as provided in the Registration Rights Agreement.

                                   ARTICLE VII

                            COVENANTS OF ALL PARTIES

         The parties hereto hereby covenant to and agree with each other that:

         7.01. BEST EFFORTS. Subject to the terms and conditions of this Agreement, each party will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable laws and regulations to consummate the transactions contemplated by this Agreement. Seller, Buyer, Allenbach and the Employee each agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

         7.02. CERTAIN FILINGS. The Seller and Buyer shall cooperate with each other (a) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (b) in taking such actions or making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such actions, consents, approvals or waivers.

         7.03. PUBLIC ANNOUNCEMENTS. The parties agree to consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.


                                  ARTICLE VIII

                                EMPLOYEE BENEFITS

         8.01. EMPLOYEE BENEFITS DEFINITIONS. The following terms, as used herein, having the following meanings:

         "Benefit Arrangement" means each employment, severance or other similar contract, arrangement or policy (written or oral) and each plan or arrangement (written or oral) providing for severance benefits, insurance coverage (including any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation rights or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by Seller or any of their Affiliates and
(iii) covers any employee or former employee of the Seller.

         "Employee Plans" means each "employee benefit plan", as such term is defined in Section 3(3) of ERISA, that (i) is subject to any provision of ERISA and (ii) is maintained or contributed to by the Seller or any of its ERISA Affiliates, as the case may be.

         "ERISA" means the Employment Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" of any entity means any other entity that, together with such entity, would be treated as a single employer under Section 414 of the Code.

         "Multiemployer Plan" means each Employee Plan that is a multiemployer plan, as defined in Section 3(37) of ERISA.

         8.02. ERISA REPRESENTATIONS. The Seller and Allenbach, jointly and severally, hereby represent and warrant to Buyer that:

                           (a)  Schedule  8.02  lists  each  Employee  Plan that
covers any employee of the Seller, copies or descriptions of all of which have previously been made available or furnished to Buyer. With respect to each Employee Plan, the Seller has provided the most recently filed Form 5500 and an accurate summary description of such plan. The Seller has provided Buyer with complete age, salary, service and related data as of the most recent practicable date for employees of the Seller.

                           (b)  Schedule  8.02  also  includes  a list  of  each
Benefit Arrangement which (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by Seller or any of its Affiliates and (iii) covers any employee or former employee of the Seller. Copies or descriptions of all Benefit Arrangements have been made available or furnished previously to Buyer.

                           (c) No Employee Plan is a  Multiemployer  Plan and no
Employee Plan is subject to Title IV of ERISA. The Seller and its Affiliates have not incurred any liability under Title IV or ERISA arising in connection with the termination of any plan covered or previously covered by Title IV of ERISA.

                           (d)  Each  Employee  Plan  which  is  intended  to be
qualified under Section 401 (a) of the Code is so qualified and has been so qualified during the period from its adoption to date, and each trust forming a part thereof is exempt from tax pursuant to Section 501 (a) of the Code. The Seller has furnished to Buyer copies of the most recent Internal Revenue Service determination letters with respect to each such plan. Each Employee Plan has been maintained in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations, including but not limited to ERISA and the Code, which are applicable to such plan.

                           (e) Each Benefit  Arrangement  has been maintained in
substantial compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Benefit Arrangement.

                           (f)  With  respect  to  the   employees   and  former
employees of the Seller, there are no employee post-retirement medical or health plans in effect, except as required by Section 4980B of the Code.

                           (g) All contributions and payments accrued under each
Employee Plan and Benefit Arrangement, determined in accordance with prior funding and accrual practices, as adjusted to include proportional accruals for the period ending on the Closing Date, will be discharged and paid on or prior to the Closing Date. Except as disclosed in writing to Buyer prior to the date hereof, there has been no amendment to, written interpretation of or announcement (whether or not written) by Seller or any of its ERISA Affiliates relating to, or change in employee participation or coverage under, any Employee Plan or Benefit Arrangement that would increase materially the expense of maintaining such Employee Plan or Benefit Arrangement above the level of the expense incurred in respect thereof for the fiscal year ended prior to the date hereof.

                           (h)  There  is  no  contract,   agreement,   plan  or
arrangement covering any employee or former employee of the Seller that, individually or collectively, could give rise to the payment of any amount that would not be deductible pursuant to the terms of Section 28OG of the Code.

                           (i) No tax under  Section  4980B of the Code has been
incurred in respect of any Employee Plan that is a group health plan, as defined in Section 5000(b)(1) of the Code.

                           (j) No employee of the Seller will become entitled to
any bonus, retirement, severance or similar benefit or enhanced benefit solely as a result of the transactions contemplated hereby.

                           (k) The Seller  does not have,  nor is it  reasonably
expected to have, any liability under Title IV of ERISA.

         8.03. NO THIRD PARTY BENEFICIARIES. No provision of this Article VIII shall create any third party beneficiary or other rights in any employee or former employee (including any beneficiary or dependent thereof) of the Seller in respect of continued employment (or resumed employment) with the Seller and no provision of this Article VIII shall create any such rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any Employee Plan or Benefit Arrangement or any plan or arrangement that may be established by Buyer or any of its Affiliates. No provision of this Agreement shall constitute a limitation on rights to amend, modify or terminate after the Closing Date any Employee Plan or Benefit Arrangement.

                                   ARTICLE IX

                              CONDITIONS TO CLOSING

         9.01. CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The obligations of Buyer, Seller, Allenbach and the Employee to consummate the Closing are subject to the satisfaction of the following conditions:

                           (a) No proceeding  challenging  this Agreement or the
transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or governmental body, agency or official and be pending.

                           (b) All  actions by or in respect of or filings  with
any governmental body, agency, official or authority required to permit the consummation of the Closing shall have been obtained.

                           (c)  The   Employee   shall  have   entered  into  an
Employment Agreement with Omni, or with Buyer but guarantied by Omni, substantially in the form and substance as set forth in the Employment Agreement attached hereto as Exhibit B.

The parties agree that they are waiving compliance with Article 6 of the California Commercial Code.

         9.02. CONDITIONS TO OBLIGATION OF BUYER. The obligation of Buyer to consummate the Closing is subject to the satisfaction of the following further conditions:

                           (a)(i)  the  Seller  shall  have   performed  in  all
material respects all of his, her or its obligations hereunder required to be performed on or prior to the Closing Date, (ii) the representations and warranties of the Seller and the Employee contained in this Agreement at the time of its execution and delivery and in any certificate or other writing delivered by the Seller or a Seller pursuant hereto, disregarding all qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, shall be true at and as of the Closing Date, as if made at and as of such date and (iii) Buyer shall have received a certificate signed by the Employee, individually and as the President of the Seller.

                           (b) No court, arbitrator or governmental body, agency
or official shall have issued any order, and there shall not be any statute, rule or regulation, restraining the effective operation by Buyer of the business of the Seller after the Closing Date, and no proceeding challenging this Agreement or the transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or governmental body, agency or official and be pending.

                           (c) Buyer shall have  received an opinion of Seller's
Counsel, dated the Closing Date, to the effect specified in Sections 3.01 through 3.05 and 3.10 and with respect to such other matters as Buyer may reasonably request. In rendering such opinion, such counsel may assume that Massachusetts laws are identical in all relevant respects to the laws of California, may rely upon certificates of public officers, as to matters governed by the laws of jurisdictions other than or the federal laws of the United States of America, upon opinions of counsel reasonably satisfactory to Buyer, copies of which shall be contemporaneously delivered to Buyer, and as to matters of fact, upon certificates of the Seller or officers of the Seller.

                           (d) The Seller, Allenbach and the Employee shall have
caused to be executed and delivered each of the Ancillary Agreements to be entered into by them or it at the Closing, in each case substantially in the form attached as an exhibit to this Agreement.

                           (e) Buyer  shall  have  received  all  other  closing
documents specified in Section 2.02 of this Agreement and all other closing documents that it may reasonably request, all in form and substance reasonably satisfactory to Buyer.

                           (f) The  Seller  shall  deliver  to Buyer a  properly
executed statement in a form reasonably acceptable to Buyer for purposes of satisfying Buyer's obligations under Treasury Regulation ss.1.1445-2(c)(3).

                           (g) Buyer shall have received  evidence  satisfactory
to it of Seller's Stockholder's payment of all costs and expenses incurred by the Seller in connection with this Agreement, except for the payments of not more than $25,000 by Seller on account of legal fees incurred with respect to this transaction.

                           (h)  Finova,  the  institution  providing  receivable
financing to Seller, shall agree in writing with Buyer that Buyer may either prepay all amounts owed by Seller to Finova without imposition of any prepayment penalty or premium or Buyer may assume, without transfer fee, penalty or premium, the obligations of Seller to Finova.

                           (i) To the  extent  that any  lease  under  which the
Seller is the lessor or lessee, requires the assent of the other party to the lease for an assignment thereof by Seller to Buyer, such consent shall have been obtained in writing.

                           (j) Any right of first  refusal  with  respect to the
sale of Assets to Buyer shall have either lapsed or been waived, and satisfactory evidence thereof in writing shall have been provided to Buyer.

         9.03. CONDITIONS TO OBLIGATION OF SELLER. The obligation of Seller, Allenbach and the Employee to consummate the Closing is subject to the satisfaction of the following further conditions:

                           (a)(i)  Buyer shall have  performed  in all  material
respects all of its obligations hereunder required to be performed by it at or prior to the Closing Date, (ii) the representations and warranties of Buyer contained in this Agreement at the time of its execution and delivery and in any certificate or other writing delivered by Buyer pursuant hereto shall be true in all material respects at and as of the Closing Date, as if made at and as of such date and (iii) Seller shall have received a certificate signed by the Chief Financial Officer of Buyer to the foregoing effect.

                           (b) No proceeding  challenging  this Agreement or the
transactions contemplated hereby or seeking to prohibit, alter, prevent or materially delay the Closing shall have been instituted by any Person before any court, arbitrator or governmental body, agency or official and be pending.

                           (c) Seller shall have  received an opinion of Buyer's
Counsel, dated the Closing Date, to the effect specified in Sections 5.01 through 5.04 and 5.06 and with respect to such other matters as Seller shall reasonably request. In rendering such opinion, such counsel may rely upon certificates of public officers, as to matters governed by the laws of jurisdictions other than the Commonwealth of Massachusetts or the federal laws of the United States of America, upon opinions of counsel reasonably satisfactory to Seller, copies of which shall be contemporaneously delivered to Seller, and as to matters of fact, upon certificates of officers of Buyer.

                           (d) Buyer shall have executed and  delivered  each of
the Ancillary Agreements to be entered into by it at the Closing, in each case substantially in the form attached as an exhibit to this Agreement, and shall have delivered the Shares to Allenbach.

                           (e) Buyer shall have caused a registration  statement
under the Securities Act on an appropriate form relating to the resale of the Shares to be filed pursuant to the Registration Rights Agreement.

                           (f) Allenbach and the Employee  shall have received a
release from their guaranty of all obligations owing by them to Finova.

                           (g) Seller shall have received all items specified in
Section 2.02 of this Agreement and all other closing documents that they may reasonably request, all in form and substance reasonably satisfactory to them.

                           (h)  Buyer  shall  have  delivered  10,000  shares of
Omni's stock to Fuji in exchange for their agreement to waive or release their rights of first refusal with respect to the transactions contemplated by this Agreement.

                                    ARTICLE X

                            SURVIVAL; INDEMNIFICATION

         10.01.   SURVIVAL.   The  representations,   warranties  and  covenants
contained in this Agreement shall survive the Closing and continue until the date set forth in each such covenant or, if no such date is stated, until two
(2) years from the Closing Date.

         10.02.   INDEMNIFICATION.

                  Seller and the Employee, jointly and severally, hereby indemnify Buyer, its subsidiaries and its directors, officers, agents and Affiliates (collectively, the "Buyer Group") and Buyer hereby indemnifies Seller and the Employee against and agrees to defend and hold them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding; "Damages") incurred or suffered by any member of the Buyer Group or the Seller arising out of (i) any inaccuracy in or breach or alleged breach of any agreement, representation or warranty of any party contained in or made pursuant to this Agreement or any certificate or other writing delivered pursuant hereto or in connection herewith, (ii) any failure by any party to perform any of their respective obligations or covenants as set forth in this Agreement or any certificate or other writing delivered pursuant hereto or in connection herewith, (iii) any liabilities or other obligations of any party other than obligations specifically assumed hereunder, and (iv) any and all actions, suits, litigation, arbitrations, proceedings, investigations or claims arising out of any of the foregoing and based on facts that have occurred on or prior to the Closing Date even though such action, suit, litigation, arbitration, proceeding, investigation or claim may not be filed or come to light until after the Closing Date (collectively, the "Claims").

         10.03.   PROCEDURES; NO WAIVER.

                           (a) The party seeking  indemnification  under Section
10.02 (the "Indemnified Party") agrees to give prompt notice to the party against whom indemnity is sought (the "Indemnifying Party") of the assertion of any claim, or the commencement of any suit, action or proceeding in respect of which indemnity may be sought under such Section. The Indemnifying Party may, and at the request of the Indemnified Party shall, participate in and control the defense of any third party suit, action or proceeding at its own expense. The Indemnifying Party shall not be liable under Section 10.02 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder.

                           (b) No waiver of a closing  condition by either Buyer
or Seller shall limit their rights under Section 10.02.

                           (c) Notwithstanding anything in this Article X to the
contrary, no suit on a right to indemnification may be brought unless and until the total of all Damages for which indemnification is sought shall equal or exceed $40,000, in the aggregate.

         10.04. SET-OFF. In the event that an Indemnified Party has any right of indemnification against an Indemnifying Party, the Indemnified Party's sole recourse for satisfaction of its Damages shall be for it to set-off any amounts owed by it or any of its affiliates to the Indemnifying Party, against the amount by which the Indemnified Party is entitled to indemnification. In the event that an Indemnified Party shall be entitled to indemnification hereunder, the Indemnified Party may rightfully preserve its rights of set-off hereunder by withholding any payment due to an Indemnifying Party if the making of such payment would reduce the balance of the obligation of the Indemnified Party to the Indemnifying Party to an amount below the asserted amount of the Claim; provided, however, that if such Claim shall at any time be finally reduced, settled or determined, then all payments so suspended in excess of such final, lower amount shall be forthwith delivered to the Indemnifying Party. Such withholding to be effective, must be accompanied by prompt payment of the withheld amount to the Indemnified Party's attorney, to be held by him in escrow in an interest bearing account, with all interest for the account of the Indemnifying Party, and by notice thereof being given to the Indemnifying Party.

                                   ARTICLE XI

                                   TERMINATION

         11.01. GROUNDS FOR TERMINATION. This Agreement may be terminated at any time prior to the Closing:

                           (i)  by written agreement of Seller and Buyer;

                           (ii) by either  Seller or Buyer if the Closing  shall
                  not have been consummated on or before August 31, 1996;

                           (iii) by either Seller or Buyer if there shall be any
                  law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or if consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

                           (iv) by Seller if any party  holding a right of first
                  refusal with respect to the Assets shall exercise such right in writing.

         The party  desiring to  terminate  this  Agreement  pursuant to clauses
(ii), (iii) or (iv) shall give notice of such termination to the other parties.

         11.02. EFFECT OF TERMINATION. If this Agreement is terminated as permitted by Section 11.01(i)(ii) or (iii), such termination shall be without liability of either party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement; provided that if such termination shall result from a termination under Section 11.01(iv) or the willful failure of any party to fulfill a condition to the performance of the obligations of another party or to perform a covenant of this Agreement or from a willful breach by any party to this Agreement, such party shall be fully liable for any and all Damages incurred or suffered by the other party as a result of such failure or breach. The provisions of Sections 6.01 and 12.03 shall survive any termination hereof pursuant to Section 11.01.

         11.03. BREAK-UP FEE; SECURITY. Buyer acknowledges that Seller's preferred stockholder has a right of first refusal with respect to the transactions contemplated by this Agreement. In addition, prior to the Closing Date, Seller may wish to seek out other parties who may be interested in purchasing the Assets on terms more advantageous to it than those set forth in this Agreement. Seller acknowledges that, in either case, Buyer has expended, and will continue to expend, substantial sums and considerable effort with respect to the transaction contemplated hereby. Both parties agree that if this transaction should be terminated for any reason other than in accordance with the provisions of Section 11.01(i), (ii) or (iii), the exact damages to be suffered by Buyer would be difficult to ascertain with certainty. Therefore, Seller and Buyer stipulate and agree that the sum of $100,000 shall be due and payable to Buyer if the transactions called for under this Agreement shall not close and this Agreement shall be terminated other than in accordance with the provisions of Section 11.01(i), (ii) or (iii), or as a consequence of a willful failure of Buyer to fulfill conditions to the performance of the obligations of the Seller to perform a covenant of this Agreement, or from any other willful breach by Buyer to this Agreement. As collateral security for the payment of such $100,000 liquidated damages, Seller does hereby grant to Buyer a continuing security interest in and to any and all of its Assets, including all Equipment, Inventory, Accounts, Accounts Receivable and General Intangibles, as those terms are defined in the Uniform Commercial Code in effect in California. Contemporaneously with the execution hereof, Seller shall sign Uniform Commercial Code financing statements in form and substance satisfactory to provide notice of record to all parties of the granting of such security interest and in order to permit Buyer properly to perfect such security interest.

                                   ARTICLE XII

                                  MISCELLANEOUS

         12.01. NOTICES. All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, postage prepaid, (b) sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if other than an individual shall be an officer or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

         if to Buyer, to:

                  Omni MultiMedia Group, Inc.
                  50 Howe Avenue
                  Millbury, Massachusetts   01527
                  Attn:  Robert E. Lee, Executive Vice President

         with a copy to:

                  Richard L. Wise, Esquire
                  Gordon & Wise
                  101 Federal Street
                  Boston, Massachusetts   02110
                  Telecopy:  (617) 261-0789

         if to the Seller, to:

                  Allenbach Industries, Inc.
                  5973 Avenida Encinas
                  Carlsbad, California   92008

         with a copy to:

                  Michael P. Ridley, Esquire
                  Arter & Hadden
                  5 Park Plaza, Suite 1000
                  Irvine, California  92614-9809
                  Telecopy:  (714) 833-9604

Notices shall be deemed duly delivered one business day after being sent via a reputable nationwide express mail service. Notices delivered via any other means shall be deemed duly delivered upon actual receipt by the individual for whom such notice is intended.

         12.02. AMENDMENTS; NO WAIVERS. (a) Any provision of this Agreement may be amended or waived prior to the Closing Date if, and only if, such amendment or waiver is in writing and signed by Buyer and Seller.

                           (b) No failure or delay by either party in exercising
any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         12.03. EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense; provided, however, that if the Closing shall occur all such costs and expenses incurred by the Seller shall be paid or reimbursed by Seller's shareholders, except for up to $25,000 which may be paid by Seller to defray costs of Seller's counsel with regard to this transaction.

         12.04. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of his or its rights or obligations under this Agreement without the consent of the other parties hereto, except that Buyer may transfer or assign, in whole or from time to time in part, to one or more of its Affiliates, the right to purchase all or a portion of the Assets, but no such transfer or assignment will relieve Buyer of its obligations hereunder.

         12.05. FURTHER ASSURANCES. From time to time after the Closing, at the request of Buyer and without further consideration, Seller and the Employee will execute and deliver to Buyer such other documents, and take such other action, as Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in Buyer good, valid and marketable title to the Assets.

         12.06. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the Commonwealth of Massachusetts, without regard to the conflicts of law rules of such state.

         12.07. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other parties hereto.

         12.08. ENTIRE AGREEMENT. This Agreement (including the exhibits and schedules hereto) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the parties with respect to the subject matter hereof No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by either party hereto. Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

         12.09. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         12.10. JURISDICTION. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the Commonwealth of Massachusetts, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any obligation to venue laid therein. Process in any such action or proceeding may be served on any party anywhere in the world, whether within or without the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                      A.I. ACQUISITION CORPORATION


                                      By:      /s/ Robert E. Lee
                                               ------------------------------
                                               Robert E. Lee,
                                               Executive Vice President


                                      ALLENBACH INDUSTRIES, INC.


                                      By:      /s/ Phillip H. Kessler
                                               ------------------------------
                                               Phillip H. Kessler, President


                                       /s/ Phillip H. Kessler
                                      -----------------------------------
                                      Phillip H. Kessler, Individually

                                       /s/ Kathleen Allenbach
                                      -----------------------------------
                                      Kathleen Allenbach, Individually

                                                                       EXHIBIT A
                                                     TO ASSET PURCHASE AGREEMENT


                          REGISTRATION RIGHTS AGREEMENT

         AGREEMENT dated as of October 1, 1996 between OMNI MULTIMEDIA GROUP, INC., a Delaware corporation (herein, the "Company") and KATHLEEN ALLENBACH of Olivenhain, California (herein, the "Stockholder").

                              W I T N E S S E T H:

         WHEREAS, pursuant to an Asset Purchase Agreement dated as of August 1, 1996 (the "Purchase Agreement"), among Allenbach Industries, Inc., a California corporation ("Allenbach"), the Stockholder and other parties named therein, a wholly owned subsidiary of the Company is acquiring all of the assets of Allenbach;

         WHEREAS, in connection therewith, the Stockholder has agreed not to compete with the business of the wholly owned subsidiary of this Company which has acquired the assets of Allenbach and, in consideration for such noncompetition obligation, the Stockholder will be acquiring unregistered shares of Common Stock of the Company (the "Shares"); and

         WHEREAS, the Company and the Stockholders wish to set forth certain rights and obligations with regard to the registration of the Shares;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

         "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Shares" shall mean the shares of Common Stock of the Company issued to the Stockholder of even date herewith pursuant to the Purchase Agreement.

         "Common Stock" shall mean the Common Stock, $.01 par value, of the Company, as constituted as of the date of this Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Registration Expenses" shall mean the expenses so described in Section 8.







         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Selling Expenses" shall mean the expenses so described in Section 9.

         2. Compliance with Securities Laws. The Stockholder represents and warrants that she:

                  (a) has paid no brokerage or similar commissions in connection with the acquisition of such Shares.

                  (b) is acquiring such Shares solely for his or her own account.

                  (c) has provided such information as may reasonable have been requested by the Company in order for the Company or its counsel to evaluate the availability of an exemption under the Securities Act for the issuance of the Shares to such Stockholder.

         3. Securities Act Matter. Each Stockholder acknowledges and agrees that the Shares have not been registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. Each Stockholder recognizes and acknowledges that such claims of exemption are based, in part, upon each Stockholder's representations contained in this Agreement. Each Stockholder further recognizes and acknowledges that, because the Shares are unregistered under federal and state laws, they are not presently eligible for public resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Each Stockholder recognizes and acknowledges that Rule 144 or any other exemption promulgated under the Securities Act (which facilities routine sales of securities in accordance with the terms and conditions of that Rule, including a holding period requirement) is not now available for resale of the Shares, and each Stockholder recognizes and acknowledges that, in the absence of the availability of Rule 144 or any other exemption under the Securities Act, a sale pursuant to a claim of exemption from registration under the Securities Act would require compliance with some other exemption under the Securities Act, none of which may be available for resale of the Shares. Each stockholder recognizes and acknowledges that, except as set forth in this Agreement, the Company is under no obligation to register the Shares, either pursuant to the Securities Act or the securities laws of any state.

         4. Restrictive Legend. Each certificate representing Shares shall, except as otherwise provided in this Section 4 or in Section 5, be stamped or otherwise imprinted with a legend substantially in the following form:

         "The Securities represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of except in

                                        2





         accordance with the terms thereof and unless registered with the Securities and Exchange Commission of the United States and the securities regulatory authorities of certain states or unless an exemption from such registration is available."

         Such certificates shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities being sold thereby may be publicly sold without registration under the Securities Act or if such securities have been sold pursuant to rule 144, any other exemption under the Securities Act or an effective registration statement.

         5. Notice of Proposed Transfer. Prior to any proposed transfer of any Shares, the Stockholder shall give written notice to the Company of his or her intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act, whereupon the Stockholder shall be entitled to transfer such security in accordance with the terms of his or her notice. Each certificate for shares transferred as above provided shall bear the legend set forth in Section 4, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

         6. Required Registration. The Company shall prior to the time for the delivery of the Shares (i) have caused a Registration Statement on Form S-3 or any successor thereto for a public offering of all (but not less than all) of the Shares to be filed with the Securities Exchange Commission on or prior to the date hereof and (ii) caused the S-3 Registration Statement to be effective. The Company will use commercially reasonable efforts to cause the S-3
Registration Statement to remain effective until the earlier of (i) two (2) years after the Closing Date (as defined in the Purchase Agreement); or (ii) the sale of all Shares covered thereby. Anything to the contrary herein notwithstanding, the Company may suspend sales at any time under the S-3 Registration Statement immediately upon notice to the Stockholder at her last known address, for any of the reasons and for the time period set forth in
Section 8.

         7. Registration Procedures. If and whenever the Company is required by the provisions of Section 6 hereof to use commercially reasonable efforts to effect the registration of the Shares under the Securities Act, the Company will, as expeditiously as possible:

                  (a) prepare and file with the Commission such amendments and supplements to the S-3 Registration Statement, as may be necessary to comply with the Securities Act;

                  (b) furnish to Stockholder such number of copies of the S-3 Registration Statement and each such amendment and supplement thereto (in each case including exhibits) as

                                        3





such persons reasonably may request in order to facilitate the public sale or other disposition of the Shares covered by the S-3 Registration Statement;

                  (c) use commercially reasonable efforts to register or qualify the Shares covered by the S-3 Registration Statement under the securities or "blue sky" laws of such jurisdictions as the Stockholders reasonably shall request provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

                  (d) use commercially reasonable efforts to have the Shares covered by the Registration Statement subject to quotation on the American Stock Exchange; and

                  (e) promptly notify  Stockholder (at her last known addresses)
(i) of the effective date and the date when any post-effective amendment to the S-3 Registration Statement becomes effective, (ii) of any stop order or notification from the Commission or any other jurisdiction as to the suspension of the effectiveness of the S-3 Registration Statement, or (iii) of the beginning and end of any suspension under Section 8.

         8.       Suspension.

                  (a) The rights of the Stockholders to distribute the Shares pursuant to this Agreement and the Registration Statement may be suspended by the Company on the occurrence of any of the following events:

                  (i) the Company has made an initial determination to conduct a public offering;

                  (ii) the Company is about to make a normal course disclosure containing information of a material nature;

                  (iii) there then exists material, non-public information relating to the Company which, in the good faith determination of its management or Board of Directors, would not be appropriate for disclosure during that time; or

                  (iv) the Company is engaged in any activity at any time that, in the good faith determination of its management or Board of Directors, would be adversely affected by the continued compliance with this Agreement or the continued distribution of the Shares by the Stockholders.

                  (b) The Company shall use commercially reasonable efforts to minimize the length of any suspension:


                                        4





                  (i) under Section 8(a)(i), to a period of thirty (30) days, more or less, beginning on the day that notice of a suspension is given to the Stockholders and ending on the earlier of: (A) the date of disclosure of the public offering, or (B) the date which is 30 days after the beginning of the suspension, provided that during such suspension, the Company will proceed with commercially reasonable efforts to file the appropriate documentation in respect of, and otherwise complete, such public offering as expeditiously as practicable;

                  (ii) under Section 8(a)(ii), to a period of three (3) business days, more or less;

                  (iii) under Section 8(a)(iii) or 8(a)(iv), if the activity is a prospective acquisition by the Company, to a period beginning when the notice of suspension is given to the Stockholders and ending on the earlier of: (A) the closing of the transaction and the making of all required filings under the Securities Act or Exchange Act, or (B) the date on which discussions regarding the acquisition are terminated; and

                  (iv) under Section 8(a)(iii) or 8(a)(iv), for any reason other than a prospective acquisition by the Company, to a period beginning when the notice of suspension is given to the Stockholders and ending on the earlier of: (A) the disclosure of the activity, or (B) the reason is no longer operative.

         9.  Expenses.  All expenses  incurred by the Company in complying  with
Section 7, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of issuance, but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts (if any) and selling commissions applicable to the sale of the Shares covered by the Registration Statement are called "Selling Expenses".

         The Company will pay all Registration Expenses in connection with the preparation and filing of the Registration Statement. All Selling Expenses shall be borne by the Stockholders in proportion to the number of Shares sold by each. The Company shall not be obligated to pay any Registration Expenses in connection with the preparation and filing of the Registration Statement if the Registration Statement is withdrawn, delayed or abandoned for any reason by the Stockholders.

         10. Reports Under Securities Exchange Act of 1934. With a view to making available to the Stockholder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation thereunder that may at any time permit the Stockholder to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) make and keep public information available, as those terms are understood and defined in Rule 144;

                                        5






                  (b) maintain registration of its Common Stock under Section 12 of the Exchange Act;

                  (c) file in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (d) furnish to the Stockholder, so long as the Stockholder owns any Shares, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing the Stockholder of any rule or regulation under the Securities Act which permits the selling of any such securities without registration or pursuant to such form.

         11. Changes in Common Stock. If, and as often as, there is any change in the Common Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Shares as so changed.

         12. Stockholder's Conduct. With respect to any sale of Shares covered by the S-3 Registration Statement, the Stockholder understands and agrees as follows:

                  (a) The Stockholder will carefully review the information concerning him or her contained in the Registration Statement and will promptly notify the Company if such information is not complete and accurate in all respects, including having properly disclosed any position, office or other material relationship within the past three years with the Company or its affiliates;

                  (b) The Stockholder agrees to sell Shares only in the manner set forth in the S-3 Registration Statement and in Section 13;

                  (c) The Stockholder agrees to comply with the anti-manipulation rules under the Exchange Act in connection with purchases and sales of securities of the Company during the time the Registration Statement remains effective;

                  (d)  The   Stockholder   agrees  to  only  sell  Shares  in  a
jurisdiction after counsel for the Company has advised that such sale is permissible under the applicable state securities or "Blue Sky" laws;

                  (e) The Stockholder agrees to comply with the prospectus delivery requirements of the Exchange Act;


                                        6





                  (f) The Stockholder agrees to promptly notify the Company of any and all planned sales and completed sales of Shares; and

                  (g) The Stockholder agrees to suspend sales during the periods when sales are to be suspended pursuant to Section 8.

                  (h) In connection with the registration of the Shares, the Stockholder will furnish to the Company in writing such information requested by the Company with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with federal and applicable state securities laws.

         13.      Selling Procedures.

                  (a) The Stockholder will notify the Company of her intention to sell Shares not less than five (5) business days prior to the expected date of such sale by faxing the "Takedown Request" attached hereto as Exhibit A to the Company. During this period, the Company will review the prospectus to determine if a suspension pursuant to Section 8 is necessary or appropriate. If the Company does not notify the Stockholder of a suspension pursuant to Section 8, the Stockholder may conclude the proposed sale, on the proposed date of sale, strictly in accordance with the Takedown Request.

                  (b) The Stockholder will notify the Company of each sale in accordance with the Takedown Request within 24 hours of the sale by taxing the "Notification of Sale" attached hereto as Exhibit B to the Company. Based on the information set forth on the Notification of Sale, the Company will prepare or cause to be prepared the appropriate notifications to its Transfer Agent to remove the legend described in Section 4 from the Shares so sold.

         14. Stockholder's Representations and Covenants. The Stockholder hereby represents and warrants to the Company as follows:

                  (a) THE STOCKHOLDER UNDERSTANDS THAT HER INVESTMENT IN THE SHARES INVOLVES RISK.

                  (b) THE STOCKHOLDER HAS CONSULTED HER OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISOR WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR SUCH STOCKHOLDER. ANY SPECIFIC ACKNOWLEDGMENT SET FORTH BELOW WITH RESPECT TO ANY STATEMENT OR INFORMATION FURNISHED TO THE STOCKHOLDER SHALL NOT BE DEEMED TO LIMIT THE GENERALITY OF THIS REPRESENTATION AND WARRANTY.

                  (c) The Company has made available to the Stockholder, during the course of this transaction and prior to the acquisition of the Assets, the opportunity to ask questions of and receive complete and correct answers from representatives of the Company concerning the

                                        7





terms and conditions of the Shares and to obtain any additional information relating to the financial condition and business of the Company.

                  (d) The Stockholder understands that she must bear the economic risk of this investment until such time as the Shares are registered; that the Shares are not currently registered under the Securities Act, and, therefore, cannot be resold unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available; that the Stockholder is purchasing the Shares with no present view toward resale or other distribution thereof, and that the Stockholder agrees not to resell or otherwise dispose of all or any part of the Shares, except as permitted by law, including, without limitation, any and all applicable provisions of the Purchase Agreement and this Agreement and any regulations under the Securities Act and applicable state securities laws.

                  (e) The Stockholder has adequate means of providing for his or her current needs and personal contingencies and has no need for liquidity in connection with this investment in the Shares.

                  (f) The Stockholder's overall commitment to investments which are not readily marketable is not disproportionate to her net worth and the Stockholder's investment in the Shares will not cause such overall commitment to become excessive. The acquisition of the Shares by the Stockholder is consistent with her general investment objectives.

                  (g) The Stockholder has such knowledge and experience in financial and business matters that she is capable of evaluating the merits and risks of the investment in the Shares.

                  (h) The Stockholder received an offer concerning the Shares and first learned of this investment in the state or other jurisdiction listed in such Stockholder's residence address on the signature page hereto, and intend that the state securities laws of that state or other jurisdiction alone govern this transaction.

                  (i) The Stockholder hereby acknowledges receipt of the documents described in Section 5.06(d) of the Purchase Agreement which documents each Stockholder has reviewed. The Stockholder further acknowledges and warrants that, prior to the execution of this Agreement, she has had the opportunity to ask questions and receive answers from the Company and her counsel concerning the terms and conditions of the transactions contemplated by the Purchase Agreement and the issuance of the Shares, and concerning any of the documents identified above, and to obtain such additional further information from the Company and her counsel as she has deemed necessary to verify the accuracy of the information contained in the documents identified above or any other information furnished to the Stockholders.

                  (j) The Stockholder understands that the representations, warranties and covenants set forth herein will be relied upon by the Company, the stockholders of the Company and their respective counsel and accounting firms.

                                        8






         15.      Company's Representations and Covenants.

                  (a) The Company hereby represents and warrants to the Stockholder that (i) the documents described in Section 5.06(d) of the Purchase Agreement are true and complete in all material respects, and (ii) all of the Shares issued to the Stockholder shall, when so issued, be validly issued, fully paid for and nonassessable stock of the Company.

                  (b) The Company covenants and agrees to and with the Stockholder that it will indemnify Stockholder, and her successors, assigns, agents, affiliates, spouse and legal representatives (herein, collectively, the "Stockholder Group") against, and agrees to defend and hold them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding; herein, collectively, "Damages") incurred or suffered by the Buyer Group arising out of (i) any inaccuracy in or breach of or alleged breach of any agreement, representation or warranty of the Company contained in or made pursuant to this Agreement or any certificate or other writing pursuant hereto or in connection herewith, (ii) any failure by the Company to perform any of its obligations or covenants as set forth in this Agreement or any certificate or other writing delivered pursuant hereto or in connection herewith, or (iii) any of the obligations of Allenbach which were assumed by a subsidiary of the Company pursuant to the Purchase Agreement.

         If any member of the Stockholder Group seeks indemnification under this
Section 15, it shall give prompt notice to the Company of the assertion of any claim, or the commencement of any suit, action or proceeding with respect of which indemnity may be sought under this Section. The Company may, and at the request of the party claiming indemnification shall, participate in and control the defense of any third party suit, action or proceeding at its own expense. The Company shall not be liable under this Section 15 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder.

         16.      Miscellaneous.

                  (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Shares, provided, that such transferee executes a counterpart signature page to this Agreement), whether so expressed or not.

                  (b) All notices and other communications which by any provision of this Agreement are required or permitted to be given shall be given in writing and shall be (a) mailed by first-class or express mail, postage prepaid, (b) sent by telex, telegram, telecopy or other form of rapid transmission, confirmed by mailing (by first class or express mail, postage prepaid) written confirmation at substantially the same time as such rapid transmission, or (c) personally delivered to the receiving party (which if other than an individual shall be an officer

                                        9





or other responsible party of the receiving party). All such notices and communications shall be mailed, sent or delivered as follows:

                           if to  the  Company,  at 50  Howe  Avenue,  Millbury,
                  Massachusetts, 01527, Attention: Robert E. Lee;

                           if to any other party hereto,  at the address of such
                  party set forth on the signature page hereto;

                           if to any subsequent  Stockholder of Shares, to it at
                  such address as may have been furnished to the Company in writing by such Stockholder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of the Stockholder) or to the Stockholder (in the case of the Company) in accordance with the provisions of this paragraph.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                  (d) This Agreement may be amended or modified, and provisions hereof may be waived, with the written consent of the Company and the holders of the Shares.

                  (e)  This   Agreement   may  be   executed   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (f) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.



                                       10





         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                  OMNI MULTIMEDIA GROUP, INC.


                                  By:   ______________________________
                                        Robert E. Lee, Executive Vice President


                                  -----------------------------------
                                  Kathleen Allenbach



                [You must complete pages 12-13 of this Agreement]


                                       11





Principal Residence Address:
Note: Non-principal residence addresses and post office boxes cannot be accepted.


-------------------------------------
(Number and Street)

-------------------------------------
(City, State)   (Zip Code)


-------------------------------------
(Residence Telephone)

Mailing Address (if different from above):


-------------------------------------
(Number and Street)


-------------------------------------
(City, State)   (Zip Code)

Citizenship:_________________________

Social Security or
Taxpayer I.D. No.:___________________


                                       12





         If the Stockholder is a natural person and is an accredited investor described by category 12 or 13 (or both) set forth on the attached Exhibit C,
please check this box.                                                      [  ]

         If the Stockholder has not checked the box above, please check this box if at least one of the categories set forth on the attached Exhibit C describes
you.                                                                        [  ]



                                       13





                                                Exhibit A
                                                to Registration Rights Agreement

                                TAKEDOWN REQUEST

         The  undersigned  Stockholder  intends  to offer and sell to the public
Shares of OMNI MULTIMEDIA GROUP, INC. registered under a certain Registration Statement on Form S-3, File No. _______.

==============================================================================================================================
Name, Address,                       Name, Address,                Number             Number            Proposed
Telephone Number and                 Telephone Number              of Shares          of Shares         Date of
Facsimile Number of                  and Facsimile                 Owned              to be Sold        Sale*
Stockholder                          Number of Agent,
                                     Broker-Dealer or
                                     Underwriter
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================
*        MUST BE AT LEAST FIVE (5) BUSINESS DAYS AFTER THE DATE HEREOF.
Other Information:
==============================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

         The undersigned Stockholder agrees to provide all information and materials and to take all actions as may be required in order for Omni MultiMedia Group, Inc. to comply with all applicable securities laws.

                                           ----------------------------------

                                           Signature of Stockholder

                                           ----------------------------------
                                           Print Name

                                           _________________________________Date

           ALL TAKEDOWN REQUESTS SHOULD BE FORWARDED BY FACSIMILE TO:
                           OMNI MULTIMEDIA GROUP, INC.
                                 50 HOWE AVENUE
                          MILLBURY, MASSACHUSETTS 01527
                            TELEPHONE: (508) 865-4451
                            FACSIMILE: (508) 865-1853
            AT LEAST FIVE (5) BUSINESS DAYS PRIOR TO A PROPOSED SALE






                                                Exhibit B
                                                to Registration Rights Agreement

                              NOTIFICATION OF SALE

         The  undersigned   Stockholder  sold  to  the  public  Shares  of  OMNI
MULTIMEDIA GROUP, INC. registered under a certain Registration Statement on Form S-1, File No. _______, as follows

==============================================================================================================================
Name, Address,                       Name, Address,                Number             Number            Date of Sale
Telephone Number and                 Telephone Number              of Shares          of Shares
Facsimile Number of                  and Facsimile                 Owned              to be Sold
Stockholder                          Number of Agent,
                                     Broker-Dealer or
                                     Underwriter
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

==============================================================================================================================

Other Information:
==============================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                           ----------------------------------
                                           Signature of Stockholder


                                           ----------------------------------
                                           Print Name


                                           _________________________________Date

         ALL NOTIFICATIONS OF SALE SHOULD BE FORWARDED BY FACSIMILE TO:

                           OMNI MULTIMEDIA GROUP, INC.
                                 50 HOWE AVENUE
                          MILLBURY, MASSACHUSETTS 01527
                            TELEPHONE: (508) 865-4451
                            FACSIMILE: (508) 865-1853
                         WITHIN 24 HOURS FOLLOWING SALE






                                                Exhibit C
                                                to Registration Rights Agreement

         1. A bank (as defined in Section 3(a)(2) of the Securities Act) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Securities Act), whether acting in regard to this investment in its individual or a fiduciary capacity.

         2. A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

         3. An insurance  company (as defined in Section 2(13) of the Securities
Act).

         4. An investment company registered under the Investment Company Act.

         5. A business development company (as defined in Section 2(a)(48) of the Investment Company Act).

         6. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 3 01 (c) or (d) of the Small Business Investment Act of 1958.

         7. A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if the plan has total assets in excess of $10,000,000.

         8. An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (an "ERISA Plan") whose decision to purchase the Interest was made by a plan fiduciary (as defined in Section 3 (2 1) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser.

         9. An ERISA Plan with total assets in excess of $1,000,000 or, if a self-directed ERISA Plan, with investment decisions made solely by persons that are "accredited investors."

         10. A private business development company (as defined in Section 202(a)(22) of the Investment Advisers Act of 1940).

         11. An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $10,000,000.

         12. A natural person whose net worth (either individually or jointly with such person's spouse) at the time of the Closing exceeds $1,000,000.

         13. A natural person who had an individual income in excess of $200,000 or joint income with such person's spouse in excess of $250,000 in each of the last two calendar years and who reasonably expects to reach the same income level in the current calendar year.







         14. A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase of the Interest is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

         15. An entity in which all of the equity owners fit into at least one of the categories listed under paragraphs 1-14 above.

                                        2





                                    EXHIBIT B
                                    ---------

                              EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT is made and entered into as of the first day of October, 1996, by and between OMNI MULTIMEDIA GROUP, INC., a Delaware corporation having a usual place of business in Millbury, Massachusetts
(hereinafter referred to as the "Corporation") and PHILLIP H. KESSLER of Olivenhain, California (hereinafter referred to as "the Employee").

                              W I T N E S S E T H :

         WHEREAS, the Corporation is engaged in the business of designing, fabricating and selling discs, diskettes, computer software programs and packaging and manuals therefor, and providing general fulfillment services for third parties (herein, the "Products"); and

         WHEREAS, a subsidiary of this Corporation has purchased the assets of Allenbach Industries, Inc. (herein, "Allenbach"), with respect to which the Employee was the President and Chief Executive Officer, and the Corporation wishes to afford itself of the knowledge and expertise of the Employee with respect to that acquired business as well as to provide such other services commensurate with the Employee's skills and time constraints; and

         WHEREAS, the Corporation desires to engage the Employee, and the Employee desires to be engaged by the Corporation on the basis and subject to the terms hereinafter set forth; and

         WHEREAS, the parties hereto desire to set forth various terms and conditions relating to the engagement of the Employee and to be bound by such terms and conditions;

         NOW, THEREFORE, in consideration of the foregoing premises and the undertakings and covenants of the parties contained hereinbelow, the Corporation and the Employee hereby agree as follows:

1.       Term.

         a. Original: The Corporation agrees to employee the Employee and the Employee agrees to work for the Corporation, upon the terms and conditions hereinafter contained, for an original term (hereinafter referred to as the "Original Term") commencing on the date of the execution hereof and ending upon December 31, 1996; subject, however, to extension and subsequent termination as hereinafter provided.

         b. Renewals: The Corporation and the Employee may, by an agreement in writing, elect to extend the term hereof upon such terms, conditions and provisions as they shall deem appropriate.








2.       Services of Employee.

         Subject to the terms of this Agreement, the Employee shall provide such advice and assistance to the Corporation and its subsidiaries with reference to the business and affairs of Allenbach, as the Corporation deems appropriate. In addition, the Employee may solicit sales on behalf of the Corporation or any of its subsidiaries as may, from time to time, be agreed to by the Employee and the Corporation or such subsidiary. The Employee's duties are subject to the supervision and discretion of the President and the Board of Directors of the Corporation, whose determination shall be final. All activities and services performed by the Employee for the Corporation shall be rendered in a faithful, responsible and competent manner, consistent with standards that may reasonably be established and maintained by the Corporation from time to time. The extent of Employee's time required by the Corporation is governed by the provisions of the Section 3, below.

3.       Extent of Service.

         During the Original Term hereof, the Employee shall at reasonable times and following reasonable notice, assist the Corporation as it may, from time to time, reasonably request, in working with other employees of the Corporation or its subsidiaries to maintain good relations with or acquire purchase orders from, or to make presentations to former customers and suppliers of Allenbach, and otherwise to assist the Corporation in the turnover of the assets and business of Allenbach. It is understood and agreed that during the Original Term, the Employee shall devote his best efforts and entire time, effort, attention and interest to the business and affairs of the Corporation and shall not, directly or indirectly, engage in or be associated with, either alone or as a partner, officer, director, stockholder or employee, any business activity whatsoever so long as he shall be employed by the Corporation, excepting only for his employment hereunder and further excepting only his ownership of less than 1% of any publicly traded class or securities of any business entity.

4.       Compensation.

         a. As total compensation for his services for the Corporation during any of the Original Term, the Employee shall receive the following:

                  i. Salary: The Corporation shall pay the Employee a salary at the rate of $23,000 per month, payable in arrears, in equal installments as may be the Corporation's then practice, generally, but no less frequently than monthly.

                  ii. Commission Compensation: In addition to amounts required in 4.a.i., hereof, the Corporation shall pay the Employee a commission for any sales made by the Corporation or any of its subsidiaries to any new customer as may be agreed to by the Corporation and the Employee after the date hereof (herein, collectively, the "Agreed Customers" and, individually, an "Agreed Customer"). The amount payable to the Employee shall be a percentage commensurate with that paid to its other sales personnel. Following the expiration of the Term hereof, if the Employee shall not be employed by the Corporation, such commission shall cease.

                  The amount of the sale for purposes of calculating all commissions due shall be calculated as of the date of the shipment of each order to such Agreed Customer and shall be the amount of the invoice for such shipment, net of freight, insurance, taxes, non-customary products sold and services provided in connection with such order which have been provided as a courtesy to the customer and with respect to which the Company has made no markup charge (other than to cover shipping and handling costs), and credits. Commission due to the Employee, if any, shall be paid within thirty (30) days following the close of each calendar quarter during the term of this Agreement.

                  iii. Medical Insurance: During the Term hereof and until the Corporation has completed making all of the non-competition payments required of it under Section J of the Non- Competition Agreement, as hereinafter defined, the Corporation will cause the Employee and his family to be covered under the then medical insurance plan which the Corporation makes available, generally, to its other, employees, at no cost to the Employee.

5.       Reimbursement of Expenses:

         The Employee shall be entitled to receive from the Corporation reimbursement for out of pocket expenses actually incurred by the Employee in the furtherance of the business of the Corporation, provided that such expenses are reasonable and customary, or have been approved, in advance, by the President of this Corporation. As a condition to the Employee being entitled to receive such reimbursement, the Employee shall provide such receipts, and fill out such reports and informational returns as from time to time reasonably requested by the Corporation.

6.       Nonforfeitability of Payments:

         It is understood and agreed that the payments required to be made hereunder and under the Non-Competition Agreement by the Corporation shall be due and payable in all events, notwithstanding the death or disability of the Employee, but shall be subject to setoff and suspension in accordance with the provisions of Section 10.04 of a certain Asset Purchase Agreement dated as of August 1, 1996 and pursuant to which this Agreement was entered into.

7.       Representations of Employee:

         The employee represents and warrants to the Corporation that he has no contract, obligation or duty of any kind whatsoever which is inconsistent herewith, and that he is under no disability of any kind to enter into and perform this Agreement. The Employee agrees to indemnify, defend and hold harmless the Corporation from and against any claims, suits, actions, expenses or damages, including, without limitation, all attorneys' fees, which the Corporation may incur or sustain as a result of any breach which the Corporation may incur or sustain as a result of any breach of or inaccuracy in any of the representations contained in this paragraph.

8.       Services to Affiliates:

         Upon the request of the Corporation, the Employee shall furnish services to any related, affiliated, parent or subsidiary firm or corporation without additional compensation so long as such services are within the scope of his duties and obligations hereunder.

9.       Non-Disclosure and Non-Competition.

         As a condition to the Employee's employment by the Corporation and in order to assist the Corporation in preserving its proprietary information and good will, the employee agrees to be bound by, and to execute separately, a Non-Disclosure and Non-Competition Agreement in the form and substance of the Agreement annexed hereto as Exhibit I (herein, the "Non- Competition Agreement". In addition, the Employee agrees to abide by the Corporation's "Statement of Company Policy Regarding Insider Trading."

10.      Indemnification of Employee.

         In order to induce the Employee to enter into this Employment Agreement and the Non- Competition Agreement, the Corporation covenants and agrees to and with the Employee that it will indemnify Employee, and his successors, assigns, agents, affiliates, spouse and legal representations (herein, collectively, the "Employee Group") against, and agrees to defend and hold them harmless from any and all damage, loss, liability and expense (including, without limitation, reasonable expenses of investigation and reasonable attorneys' fees and expenses in connection with any action, suit or proceeding; herein, collectively, "Damages") incurred or suffered by the Employee Group arising out of (i) any inaccuracy in or breach of or alleged breach of any agreement, representation or warranty of the Corporation contained in or made pursuant to this Agreement or any certificate or other writing pursuant hereto or in connection herewith, (ii) any failure by the Corporation to perform any of its obligations or covenants as set forth in this Agreement or any certificate or other writing delivered pursuant hereto or in connection herewith, (iii) the operation of the business and affairs of Allenbach or its assets after the acquisition of its assets by a subsidiary of this Corporation, and (iv) any obligations of Allenbach which were specifically assumed by said subsidiary pursuant to the terms of a certain Asset Purchase Agreement dated as of August 1, 1996 among Allenbach, the Employee, Kathleen Allenbach and A.I. Acquisition Corporation.

         If any member of the Employee  Group seeks  indemnification  under this
Section 10, it shall give prompt notice to the Corporation of the assertion of any claim, or the commencement of any suit, action or proceeding with respect of which indemnity may be sought under this Section. The Corporation may, and at the request of the party claiming indemnification shall, participate in and control the defense of any third party suit, action or proceeding at its own expense. The Corporation shall not be liable under this Section 10 for any settlement effected without its consent of any claim, litigation or proceeding in respect of which indemnity may be sought hereunder.

11.      Miscellaneous:

         a.       Captions:

                  The captions and headings of the various paragraphs and subparagraphs of this Agreement are inserted for convenience or reference only and shall not effect the construction or interpretation or this Agreement.

         b.       Notices:

                  Except as otherwise specifically provided herein to the contrary, any notice required or permitted to be given to any party hereunder shall be given in hand or sent postage prepaid by registered or certified mail, return receipt requested, to such party at his last known place of address. Either party may thereafter designate any other address by appropriate notice in writing. Any notice shall be deemed to have been given fifteen (15) days after it is mailed or, if delivered by hand, when received.

         c.       Binding Affect:

                  This Agreement shall be binding upon and enure to the benefit of the Corporation, its successors and assigns, and upon and to the Employee, his heirs and legal representatives; provided, however, that the Employee may not assign either his obligations or benefits hereunder and any attempt at such assignment shall be null and void.

         d.       Governing Law:

                  This Agreement is entered into and shall be construed and enforced under and governed by the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws; provided, however, that in the event that the Corporation does not make any payment required of it hereunder, the Employee may bring suit for amounts owed to him in any federal court in the state of California and the Employee's right to any such payments shall be governed by California law.

         e.       Integration:

                  This Agreement represents the entire understanding of the parties with respect to its subject matter and supersedes all prior agreements and letters of intent, written or oral, concerning the subject matter hereof and may not be changed or modified in any regard except by a written statement signed by the party against whom such change or modification is claimed or sought to be enforced. No influence shall be drawn from any variance between this Agreement and any prior drafts thereof.

         f.       Waiver and Delay:

                  No delay or omission by either party in enforcing any of the terms or conditions of this Agreement shall be construed as or constitute a waiver thereof or bar thereto, and no waiver of any breach hereunder shall be construed as or constitute a waiver of any other or subsequent breach or a bar to the enforcement of such terms or conditions on any future occasion.

         g.       Divisibility:

                  Whenever possible, each paragraph of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any paragraph or any provision thereof is unenforceable or invalid under such law, then, if possible, such paragraph or provision shall be reformed in order to conform with said applicable law so that it shall bind the parties thereto. Alternatively, if such reformation is not possible, then such paragraph or provision shall be ineffective only to the extent of such enforceability and the balance of this Agreement shall in such event continue to be binding and in full force and effect.

         IN WITNESS WHEREOF, the parties have hereunto executed this Agreement to take effect as a sealed instrument as of the day and year first above written.

                                            OMNI MULTIMEDIA GROUP, INC.





                                     By:________________________________________
                                        Robert E. Lee, Executive Vice President



                                        ----------------------------------------
                                        Phillip H. Kessler

                                    EXHIBIT I

                  NON-DISCLOSURE AND NON-COMPETITION AGREEMENT

         THIS NON-DISCLOSURE AND NON-COMPETITION AGREEMENT is made as of the first of September, 1996 by and between OMNI MULTIMEDIA GROUP, INC., a Delaware corporation, having a usual place of business in Millbury, Massachusetts
(hereinafter referred to as "the Corporation") and PHILLIP H. KESSLER of Olivenhain, California (hereinafter, the "Employee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a certain Employment Agreement between the Corporation and the Employee of even date, the Corporation agreed to employ the Employee; and

         WHEREAS,   the  Corporation  is  in  the  business  of  developing  and formulating Products, as hereinafter defined, and is in the business of selling the Products in the Territory, as hereinafter defined; and

         WHEREAS, the Corporation and its parent, affiliated and subsidiary companies (the Corporation and its affiliated and subsidiary companies, both those now existing and those hereafter created or acquired, being collectively referred to herein as the "Companies") have expended and shall continue to expend substantial sums of money and its officers and employees have invested and shall continue to invest substantial time, effort and attention in developing and perfecting the Confidential Materials and Information, as hereinafter defined; and

         WHEREAS, the Employee recognizes and acknowledges that in the course of his employment, the Corporation may give him access to the Confidential Materials and Information; and

         WHEREAS, the Corporation may expend, and Allenbach Industries, Inc., a company whose assets were acquired by a subsidiary of this corporation, expended substantial time, effort and sums of money to train the Employee and to develop the Employee's expertise and knowledge of the various aspects of the Corporation's businesses and methods; and

         WHEREAS, the Employee acknowledges and recognizes that the Confidential Materials and Information, as it may exist from time to time, is a valuable, special and unique asset of the business of the Companies; and

         WHEREAS, the Companies desire to protect, and the Employee desires to assist the Companies in protecting, the Confidential Materials and Information and to preserve and enhance the Companies' business prospects and the value of the Companies' good will; and

         WHEREAS, to accomplish the purposes set forth in the preceding paragraph, the Employee is willing to agree with the Corporation not to disclose the Confidential Materials and






Information and not to compete with the Corporation in the Territory or with its customers, all as more particularly set forth herein;

         NOW, THEREFORE, in consideration of the foregoing premises and in order to induce the Corporation to employ the Employee as set forth in the Employment Agreement of even date, the Employee hereby agrees with the Corporation as follows:

1.       Definitions:

         As used herein, the terms listed below shall have the meanings assigned to such terms as follows:

         a. "Compete", "Competition" and all variations of the foregoing shall mean the engagement or participation, or the furnishing aid or assistance in connection with, the development, design, manufacture, distribution, sale or marketing of the Products, whether or not for profit, within the Territory.

         b. "Confidential Materials and Information" shall mean (i) all confidential or secret processes, plans, formulae, data (including cost and performance data), inventions, machinery, drawings, papers, writings, specifications, manufacturing procedures and techniques, methods, technology, know-how, programs, devices and materials relating to the business, products (either existing or under development), services or activities of any of the Companies, regardless of whether or not any or all of the foregoing are or may be patented or copyrighted, (ii) any other information or aspect of or related to any of the Companies' trade, businesses, products or activities which are designated or treated by the Companies as confidential, secret or of a proprietary nature, or (iii) any customer or supplier usages and requirements and any of the Companies' lists of clients, customers, suppliers and business contacts.

         c. "Products" shall mean all services, catalogues and all computer software copies, packaging, management, disks and diskettes, fulfillment services and project management, of the type heretofore and hereafter provided, produced, developed, manufactured, owned, licensed, or the like, by or for the Company.

         d. "Territory" shall mean the area comprised of the continental United States.

2.       Confidentiality:

         a. The Employee acknowledges and agrees that all Confidential Materials and Information are, and shall remain, the sole and exclusive property of the Companies, and the Employee acknowledges that he has no rights thereto or interest therein. The Employee further acknowledges and agrees that the Employee had none of the Confidential Materials and Information and no knowledge of or information relating to the Confidential Materials and Information prior to the commencement of Employee's employment with the Corporation.


                                        2





         b. Except as required in the course of Employee's employment with the Corporation the Employee agrees that he shall not, during the Employee's employment with the Corporation or at any time subsequent thereto, directly or indirectly, copy or reproduce, cause to be copied or reproduced, divulge, use, furnish, disclose or otherwise make known or accessible to anyone other than any of the Companies or their respective officers or directors, or cause to be divulged, used, furnished, disclosed or otherwise made known or accessible to anyone other than any of the Companies or their respective officers or directors, any of the Confidential Materials and Information or any knowledge or information with respect to the Confidential Materials and Information.

         c. The Employee agrees that upon the Corporation's request or upon the cessation of the Employee's employment with the Corporation, regardless of the reason, all Confidential Materials and Information and all copies, records and reproductions thereof which are in tangible form shall be forthwith returned to the Corporation.

         d. The Employee agrees not to use for any purpose, except on behalf of the Corporation while the Employee is in the employ of the Corporation and only at the request of an authorized officer of the Corporation, the name Omni or Omni Resources or any other name or trade style now or hereafter used or adopted by the Corporation or any of the Companies.

3.       Trade Secrets, etc.:

         The Employee agrees that:

                  (a) any and all inventions, processes, discoveries, know-how and improvements (whether or not patentable or copyrightable);

                  (b) any and all patent rights, letters patent, programs, copyrights, trademarks, trade names, and applications therefor, whether in the United States or in any other country;

                  (c) any and all rights and interests in, to or under any of the foregoing;

which are related to or affect, directly or indirectly, the business or affairs of the Corporation as it may exist from time to time and which may be made, acquired or possessed by the Employee, alone or with others, during the time that the Employee is employed by the Corporation shall become the exclusive property of the Corporation and shall at all times and for all purposes be regarded as acquired and held by the Employee in a fiduciary capacity for the sole benefit of the Corporation. In furtherance of the foregoing, if requested by the Corporation, the Employee shall assign to the Corporation his rights to any and all of items enumerated in phrases (a), (b) and (c) of this section 3 without further compensation. The Employee shall, upon request made by the Corporation, promptly make all disclosures, execute all instruments and papers, and perform all acts necessary or desired by the Corporation to vest and confirm in the Corporation, its successors, assigns and nominees, fully and completely, all

                                        3





rights created and contemplated by this section 3, and which may be necessary or desirable to enable the Corporation, its successors, assigns or nominees, to secure and enjoy the full benefits and advantages thereof, and, without thereby limiting the generality of the foregoing, shall execute any and all such applications, writings or other documents as may be necessary for the Corporation to apply for and obtain, and for it to assign, any patent, trademark or copyright.

4.       Non-Competition:

         a. The Employee agrees that while the Employee is employed by the Corporation and for a period equal to the greater of (i) three (3) years from the date hereof or (ii) two (2) years after the Employee last receives a commission payment from any of the Companies, the Employee shall not, directly or indirectly, as an individual proprietor, partner, stockholder, agent, consultant, advisor, director, officer, joint venturer or investor, or in any other capacity whatsoever, either (i) engage in or in any manner be employed by or associated with any person, company, association, partnership, trust, corporation, business or other entity engaged in any business or enterprise (whether or not for profit) which competes with the business of the Company as it is now operated and as it may be operated in the future anywhere within the Territory, or (ii) solicit, contact or otherwise seek to obtain purchase orders for Products from any person or entity who at the time of such termination is or was a customer of the Corporation or who was a potential customer of the Corporation which the Corporation was endeavoring to bring in as a customer.

         b. The Employee further agrees that while the Employee is employed by the Corporation and for a period of two (2) years after the Employee's employment with the Corporation terminates (regardless of the reason), the Employee shall not, directly or indirectly, whether alone or by any act in concert with others, employ, attempt to employ, recruit or otherwise solicit or induce or influence to leave his or her employment, any employee of the Corporation, for any purpose which, directly or indirectly, would serve to compete with the Corporation.

5.       Non-Competition Payments:

         In consideration of the noncompetition obligation set forth in Section 4.a., hereinabove, the Corporation shall pay to the Employee twenty-one (21) consecutive monthly payments of $23,000 each, such payments to commence on February 1, 1997 and to continue on the first day of each of the next succeeding twenty (20) months thereafter. In the event the Corporation fails to make any payment when due without legal justification for not making such payment, and such failure shall continue for ten (10) business days following its receipt of notice of such failure, then, at any time thereafter, the Employee may elect, by giving notice to the Corporation, to accelerate the balance of the non-competition payments remaining due hereunder, such that they shall then be immediately due and payable by the Corporation and, from and after the date of such notice of acceleration, they shall in addition bear interest at the rate of ten percent (10%) per annum.


                                        4





6.       Interpretation:

         Notwithstanding anything in this Agreement to the contrary, in the event there is any conflict between the terms of this Agreement and the terms of the Employment Agreement, the terms and provisions of the Employment Agreement shall govern.

7.       Injunctive Relief:

         The parties hereto recognize that because the subject matter of this Agreement is special, unique and of an extraordinary nature, a breach by the Employee of any of the Employee's obligations hereunder would result in the Corporation's being severely damaged so that a legal remedy alone would not be sufficient to protect the Corporation from such breach. Therefore, in addition to and without limiting any other remedies available at law or hereunder, in the event that the Employee breaches any of his obligations hereunder, or shall threaten a breach of any of such obligations, then (i) to protect itself from such breach the Corporation shall be entitled to obtain equitable remedies, including specific performance and injunctive relief, without the necessity of posting a bond, and (ii) the Corporation shall be entitled to recover any and all costs and expenses, including reasonable attorneys' fees, in enforcing this Agreement and the provisions of this section against the Employee.

8.       Severability:

         The Employee and the Corporation hereby recognize and agree that because any breach of the provisions of this Agreement by the Employee would result in irreparable harm and damage to the overall reputation of the Corporation and to its business and affairs and because the Employee is being compensated therefor under the Employment Agreement, the restrictions set forth in this Agreement by which the Employee has agreed to be bound, are reasonable, both as to the covenants of and the duties and restrictions accepted by the Employee herein, including in terms of extent, time and geographic area. Therefore, whenever possible, the Employee and the Corporation desire that each provision of this Agreement be interpreted in such a manner as to be effective, valid and enforceable under applicable law. However, if any of the covenants, duties or restrictions which the Employee has accepted hereunder, or any other provisions of this Agreement, would be deemed to be unreasonable (such as because any or all of them may be too broad) so that they would be unenforceable or invalid under such applicable law, then such paragraph, provision, covenant, duty or restriction shall be reformed in order to conform with such applicable law so that it shall bind the Employee and the Corporation; such reformation to be effected to the extent, but only to the extent, so as to eliminate that portion or the extent by which such provision shall be invalid or unenforceable, and the remainder of such covenant, duty, restriction, provision or paragraph shall continue to be binding and in full force and effect.

9.       Miscellaneous:

         a. This Agreement represents the entire understanding of the parties with respect to its subject matter and supersedes all prior agreements, written or oral, concerning the subject

                                        5





matter hereof, and may not be changed or modified in any regard except by an instrument in writing and signed by a duly authorized officer of the Corporation and by the Employee. No inferences shall be drawn from any variance between this Agreement and any prior oral or written negotiations or letters of intent with respect to, or drafts of, this Agreement.

         b. All terms and provisions of this Agreement shall be binding upon and enure to the benefit of and be enforceable by the Corporation and its successors, assigns and legal representatives. The rights and benefits of the Corporation under this Agreement shall be transferable and assignable to any of the Companies and to any business entity with which the Corporation may merge or to which it may transfer all or a substantial part of its assets, and all of the covenants and agreements hereunder shall enure to the benefit of and be enforceable by the successors and assigns of any such transferee or assignee. The obligations of the Employee hereunder shall be binding upon the Employee's heirs, executors, administrators and legal representatives.

         c. This Agreement may be executed in one or more counterparts, each one of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         d. No delay or omission by the Corporation in enforcing any of the terms or conditions of this Agreement shall be construed as or constitute a waiver thereof or bar thereto, and no waiver of any breach hereunder shall be construed as or constitute a waiver of any other or subsequent breach or a bar to the enforcement of such terms or conditions on any future occasion.

         e. This Agreement has been entered into with and shall be deemed to be made under the laws of the Commonwealth of Massachusetts, and for all purposes shall be governed by, enforced under and construed in accordance with the laws of said Commonwealth, without regard to principles of conflicts of law; provided, however, that in the event that the Corporation does not make any payment required of it hereunder, the Employee may bring suit for amounts owed to it in any federal court in the state of California and the Employee's right to any such payments shall be governed by California law.



                                        6





         IN WITNESS WHEREOF, the Corporation and the Employee have caused this Agreement to be executed to take effect as an instrument under seal as of the day and year first above written.

Witness:                              OMNI MULTIMEDIA GROUP, INC.


_________________________             By:____________________________________
                                         Robert E. Lee, Executive Vice President
Witness:


------------------------                 ------------------------------------
                                         Phillip H. Kessler

                                        7





                                                     EXHIBIT C
                                                     to Asset Purchase Agreement

                              ASSUMPTION AGREEMENT

                    KNOW ALL PERSONS BY THESE PRESENCE THAT:


         A.I. ACQUISITION CORPORATION, a California corporation, for itself and its successors and assigns, (herein, collectively, the "Buyer") in consideration of the transfer to it by ALLENBACH INDUSTRIES, INC., a California corporation (herein, "Seller") of its "Assets," as that term is defined in a certain Asset Purchase Agreement dated as of August 1, 1996 by and among Seller, Buyer and others (herein, the "Agreement") does hereby assume and agree to pay for all of the "Assumed Liabilities," as that phrase is defined in the Agreement.

         The within assumption is expressly made subject to and with the benefit of, all representations, warranties, covenants and indemnifications provided for in the Agreement.

         IN WITNESS WHEREOF, the Buyer has caused this Assumption Agreement to be executed to take effect as an instrument under seal as of the first day of October, 1996.


                                    A.I. ACQUISITION CORPORATION




                                    By:  ___________________________________
                                         Robert E. Lee, Executive Vice President






                                                     EXHIBIT D
                                                     to Asset Purchase Agreement

                                  BILL OF SALE

                    KNOW ALL PERSONS BY THESE PRESENCE THAT:

         ALLENBACH INDUSTRIES, INC., a California corporation, for itself and its successors and assigns, (hereinafter, collectively, the "Seller") in consideration of ten dollars ($10.00) and other good and valuable consideration paid by A.I. ACQUISITION CORPORATION, a California corporation, (hereinafter, "Buyer"), the receipt and sufficiency whereof is hereby acknowledged by the Seller, does hereby grant, sell, assign, transfer, bargain, convey and deliver unto Buyer and its successors, assigns and legal representatives (herein, collectively, the "Buyer") all of Seller's right, title and interest in and to its "Assets" as that term is defined in a certain Asset Purchase Agreement dated as of August 1, 1996, among Seller, Buyer and others (herein, the Agreement).

To have and to hold all and singularly the said Assets to the said Buyer, its successors, assigns and legal representatives, for its own use and behoof forever.

         The Assets are conveyed subject to and with the benefit of all representations, warranties, covenants and indemnities in favor of Seller as provided in the Agreement.

         IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed to take effect as an instrument under seal as of the first day of October, 1996.



                                              ALLENBACH INDUSTRIES, INC.



                                              By:
                                                   Phillip H. Kessler, President